UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

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Stage Stores, Inc.
(Name of Registrant as Specified In Its Charter)

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Stage Stores, Inc.
Notice of 2019 Annual Meeting of Shareholders
and
Proxy Statement

This Page Intentionally Left Blank

Stage Stores, Inc.
2425 West Loop South
Houston, Texas 77027

April 25, 2019

Dear Shareholder:
On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2019 Annual Meeting of Shareholders of Stage Stores, Inc. The Annual Meeting will be held at our corporate office located at 2425 West Loop South, Houston, Texas, on June 6, 2019, beginning at 1:00 p.m. CDT.
The following pages contain the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement. We encourage you to review these materials for information concerning the business to be conducted at the Annual Meeting.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible. If you attend the Annual Meeting, you may revoke your proxy and vote in person, even if you have previously submitted a proxy.
We have elected to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to certain shareholders on the Internet. On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials to shareholders of record at the close of business on April 17, 2019. At the same time, we provided those shareholders with access to our online proxy materials and filed our proxy materials with the Securities and Exchange Commission. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials unless you request them by following the instructions contained in the Notice.
Thank you for your continued support of Stage Stores, Inc.
Sincerely,
William J. Montgoris
Chairman of the Board

STAGE STORES, INC.
NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Stage Stores, Inc.
2425 West Loop South
Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 6, 2019

To our Shareholders:
The 2019 Annual Meeting of Shareholders of Stage Stores, Inc. will be held at our corporate office located at 2425 West Loop South, Houston, Texas 77027 on June 6, 2019, beginning at 1:00 p.m. CDT, for the following purposes:

1.	Elect as directors the seven nominees named in the Proxy Statement for a term of one year;

2.
Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion accompanying the tables (“Say on Pay”);

3.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending February 1, 2020;

4.	Approve the adoption of the Amended and Restated Stage Stores 2017 Long-Term Incentive Plan (“Amended and Restated 2017 LTIP”); and

5.	Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
The Board of Directors has fixed the close of business on April 17, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.
We began mailing a Notice of Internet Availability of Proxy Materials on or about April 25, 2019 to shareholders of record at the close of business on April 17, 2019, which contains information on how to access on the Internet this Notice of Annual Meeting of Shareholders, our 2019 Proxy Statement, our 2018 Annual Report to Shareholders, our Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and the form of proxy, as well as instructions on how to request a paper copy of the proxy materials.
By Order of the Board of Directors,
Jennifer E. Costa
Senior Vice President,
General Counsel and Secretary

April 25, 2019
Houston, Texas
Your vote is very important. Shareholders are urged to vote online. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish, even if you have previously submitted a proxy.

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IMPORTANT INFORMATION REGARDING VOTING
If our common shares are registered in your name with our transfer agent, you are considered, with respect to those common shares, a holder of record (which we also refer to as a registered shareholder). If you hold our common shares in a brokerage account or through a bank or other nominee serving as holder of record, you are considered the beneficial shareholder of those common shares, which are also referred to as held in “street name.”
If you are a beneficial shareholder, you must instruct your broker, bank or other nominee how to vote your common shares. If you do not provide voting instructions, your common shares will not be voted on any proposal on which your broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote”. In such cases, your broker, bank or other nominee may register your common shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).
If you are a beneficial shareholder, your broker has discretionary authority under NYSE rules to vote your common shares on Item 3 (Ratification of the Appointment of Deloitte & Touche LLP) in the event the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote your common shares on Item 1 (Election of Directors), Item 2 (Say on Pay), or Item 4 (Approval of Adoption of Amended and Restated Stage Stores 2017 LTIP) without instructions from you, in which case a broker non-vote will occur and your common shares will not be voted on those matters. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.
If you have any questions about the voting process, please contact the broker, bank or other nominee holding your common shares. Additionally, you may contact our Investor Relations Department via the information located in the Investor Relations section of our website (corporate.stage.com/investor-relations).
IMPORTANT INFORMATION REGARDING AVAILABILITY OF PROXY MATERIALS
Our 2019 Proxy Statement, our 2018 Annual Report to Shareholders and our Annual Report on Form 10-K for the fiscal year ended February 2, 2019, are available for review by registered shareholders at envisionreports.com/SSI and by beneficial shareholders at edocumentview.com/SSI.
IMPORTANT INFORMATION REGARDING ANNUAL MEETING ATTENDANCE
In accordance with our security procedures, all persons attending the Annual Meeting must present picture identification and either their Notice of Internet Availability of Proxy Materials or the admission ticket found on their proxy card (if they requested and received a proxy card), or a brokerage statement or other proof of ownership of our common shares as of the record date. For security purposes, briefcases, bags, purses, backpacks and other containers will be subject to search at the door.

Directions to our corporate office, which is the location of the Annual Meeting, are available in the Investor Relations section of our website (corporate.stage.com/investor-relations).

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Stage Stores, Inc.
2425 West Loop South
Houston, Texas 77027

______________________________
PROXY STATEMENT
______________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of Stage Stores, Inc., a Nevada corporation (“we”, “our”, “us” and “Stage”), for use at the 2019 Annual Meeting of Shareholders to be held at our corporate office located at 2425 West Loop South, Houston, Texas 77027, on June 6, 2019, beginning at 1:00 p.m. CDT (“Annual Meeting”). On or about April 25, 2019, we began mailing to our shareholders of record at the close of business on April 17, 2019, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Notice of Annual Meeting of Shareholders, this Proxy Statement and our 2018 Annual Report to Shareholders.
Unless otherwise noted, references in this Proxy Statement to a particular year correspond to our fiscal year.  For example, “2016” refers to our fiscal year ended January 28, 2017, “2017” refers to our fiscal year ended February 3, 2018, “2018” refers to our fiscal year ending February 2, 2019, and “2019” refers to our fiscal year ending February 1, 2020.
As a result of the recent amendments to the “smaller reporting company” definition under SEC rules, the Company now qualifies as one. We have elected to take advantage of some of the scaled disclosure requirements afforded to smaller reporting companies, including, without limitation, omitting the compensation discussion and analysis section, compensation committee report, pay ratio disclosure, and certain compensation tables.
ABOUT THE ANNUAL MEETING
Purpose of the Annual Meeting
At the Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders included with this Proxy Statement. Specifically, shareholders will be asked to: (1) elect as directors the seven nominees named in this Proxy Statement; (2) approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion accompanying the tables (“Say on Pay”); (3) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019; (4) approve the adoption of the Amended and Restated Stage Stores 2017 Long-Term Incentive Plan (“Amended and Restated 2017 LTIP”); and (5) transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Voting Securities and Shareholder Voting Rights
Our voting securities consist of our common stock, par value $0.01 per share. Only shareholders of record of our common stock at the close of business on April 17, 2019 (“Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, there were 28,610,700 outstanding shares of our common stock and holders of an additional 1,550,211 shares of vested and unvested restricted stock with voting rights. Each share of our outstanding common stock and restricted stock entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting or any postponement or adjournment thereof. Treasury shares are not voted.
Individual votes of shareholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual shareholder voting records is limited to our inspector of election and certain of our employees and agents who must acknowledge their responsibility to comply with this policy of confidentiality.
A list of the record holders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting. All voting at the Annual Meeting will be governed by our Amended and Restated Articles of Incorporation (“Articles of Incorporation”), our Amended and Restated Bylaws (“Bylaws”) and the applicable laws of the State of Nevada.
Registered Shareholders and Beneficial Shareholders
If our common shares are registered in your name directly with our transfer agent, you are considered, with respect to those common shares, a holder of record (which we also refer to as a registered shareholder). If you hold our common shares in a brokerage account or through a bank or other nominee, you are considered the beneficial shareholder of those common shares, which are also referred to as held in “street name.”
Internet Availability of Proxy Materials
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are permitted to furnish our proxy materials, including the Notice of Annual Meeting of Shareholders, this Proxy Statement, our 2018 Annual Report to Shareholders and our Annual Report on Form 10-K for 2018, by providing access to those documents on the Internet. Generally, shareholders will not receive printed copies of the proxy materials unless they request them.
A Notice of Internet Availability that provides instructions for accessing our proxy materials on the Internet was mailed directly to registered shareholders. The Notice of Internet Availability also provides instructions regarding how registered shareholders may vote their common shares on the Internet. Registered shareholders who prefer to receive a paper or email copy of our proxy materials should follow the instructions provided in the Notice of Internet Availability for requesting those materials.
The broker, bank or other nominee who is considered the registered shareholder with respect to common shares should forward to the beneficial shareholder of those common shares a notice that directs the beneficial shareholder to the website where our proxy materials may be accessed. That broker, bank or other nominee should also provide to the beneficial shareholders instructions on how the beneficial shareholders may request a paper or email copy of our proxy materials. Beneficial shareholders have the right to direct their broker, bank or other nominee on how to vote their common shares by following the voting instructions they receive from their broker, bank or other nominee.
To elect to receive proxy materials for future shareholder meetings through our electronic delivery service, follow the instruction in your Notice of Internet Availability (or proxy card, if you received printed copies of the proxy materials) to register online at envisionreports.com/SSI and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
How to Vote
As a Registered Shareholder
After receiving the Notice of Internet Availability (or proxy card, if you received printed copies of the proxy materials), registered shareholders are urged to visit envisionreports.com/SSI to access our proxy materials and vote online. When voting online, you must follow the instructions posted on the website and you will need the control number included on your Notice of Internet Availability (or proxy card, if applicable). Registered shareholders may also vote by telephone by calling 1-800-652-8683, by completing and mailing a proxy card (if you received printed copies of the proxy materials), or by submitting a written ballot at the Annual Meeting. If, after receiving the Notice of Internet Availability, you request (via online, toll-free telephone number or email) that we send you paper or electronic copies of our proxy materials, you may vote your common shares by completing, dating and signing the proxy card included with the materials and returning it in accordance with the instructions provided.

If you vote online, by telephone or by mail, your vote must be received by 11:59 p.m. EDT on June 5, 2019, the day before the Annual Meeting.
If you timely and properly submit your vote, your common shares will be voted as you direct. If you return or otherwise complete your proxy card, but you do not indicate your voting preferences, the proxies will vote your shares FOR the election of the director nominees identified in Item 1 (Election of Directors), FOR approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion accompanying the tables, FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019 as described in Item 3, FOR approval of adoption of the Amended and Restated Stage Stores 2017 LTIP as described in Item 4, and in their discretion for such other matters as may properly come before the Annual Meeting or any adjournment thereof. If a director nominee named in this Proxy Statement is unable to serve or for good cause will not serve as a director, the proxy holders will vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee(s) designated by the Board.
A registered shareholder may revoke a proxy at any time before it is exercised by filing with our Inspector of Election a written notice of revocation or duly executing and delivering to our Secretary a proxy bearing a later date. A registered shareholder may also revoke a proxy by attending the Annual Meeting and giving written notice of revocation to the secretary of the meeting. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.
As a Beneficial Shareholder
Beneficial shareholders should follow the procedures and directions set forth in the materials they receive from the broker, bank or other nominee who is the registered holder of their common shares to instruct such registered holder how to vote those common shares or revoke previously given voting instructions. Please contact your broker, bank or other nominee to determine the applicable deadlines. Beneficial shareholders who wish to vote at the Annual Meeting will need to obtain and provide to the secretary of the meeting a completed form of proxy from the broker, bank or other nominee who is the registered holder of their common shares.
Brokers, banks and other nominees who hold common shares for beneficial shareholders in street name may vote such common shares on “routine” matters (as determined under NYSE rules), such as Item 3 (Ratification of the Appointment of Deloitte & Touche LLP), but may not vote such common shares on “non-routine” matters, such as Item 1 (Election of Directors), and Item 2 (Say on Pay), or Item 4 (Approval of Adoption of Amended and Restated Stage Stores 2017 LTIP) without specific voting instructions from the beneficial owner of such common shares. Proxies submitted by brokers, banks and other nominees that have not been voted on “non-routine” matters are referred to as “broker non-votes.” Broker non-votes will not be counted for purposes of determining the number of common shares necessary for approval of any matter to which broker non-votes apply (i.e., broker non-votes will have no effect on the outcome of such matter).
Householding
SEC rules allow multiple shareholders residing at the same address the convenience of receiving a single copy of the Notice of Internet Availability, Annual Report to Shareholders and proxy materials if they consent to do so (“householding”). Householding is permitted only in certain circumstances, including when you have the same last name and address as another shareholder. If the required conditions are met, and SEC rules allow, your household may receive a single copy of the Notice of Internet Availability, Annual Report to Shareholders and proxy materials. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability, Annual Report to Shareholders and proxy materials, as applicable, to a shareholder at a shared address to which a single copy of the document(s) was delivered. Such a request should be made in the same manner as a revocation of consent for householding.
You may either request householding or revoke your consent for householding at any time by contacting Computershare Investor Services, either by calling 1-877-878-7531 (within the U.S. or Canada) or 201-680-6578 (outside of the U.S. and Canada), or by writing to: Computershare Investor Services, Householding Department, 462 South 4th Street, Suite 1600, Louisville, KY 40202. You will be added to or removed from the householding program within 30 days of receipt of your instructions. If you revoke your consent for householding, you will be sent separate copies of the documents sent to our shareholders at such time as you are removed from the householding program.
Beneficial shareholders may request more information about householding from their brokers, banks or other nominees.

Quorum
The presence, in person or by proxy, of the holders of a majority of the outstanding common shares will constitute a quorum and permit us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of common shares considered to be represented at the Annual Meeting for purposes of establishing a quorum.
Vote Required for Approval
Item 1
Our Corporate Governance Guidelines (“Governance Guidelines”) contain a majority vote policy and our Bylaws impose a majority vote standard applicable to the uncontested election of directors. Specifically, our Bylaws provide that if a quorum is present at the Annual Meeting, a director nominee in an uncontested election will be elected to the Board if the number of votes properly cast for the nominee’s election exceeds the number of votes properly cast against the nominee’s election. In all director elections other than uncontested elections, the seven director nominees receiving a plurality of the votes properly cast will be elected as directors. An “uncontested election” means an election of directors at a meeting of shareholders at which the number of director nominees does not exceed the number of directors to be elected. See the “Governance - Majority Vote Policy and Standard” section of this Proxy Statement for more information about our majority vote policy and standard. If no voting instructions are given (excluding broker non-votes), the persons named as proxy holders on the proxy card will vote the common shares FOR the election of the director nominees identified in Item 1 (Election of Directors).
Other Items
For purposes of Item 2 (Say on Pay), Item 3 (Ratification of the Appointment of Deloitte & Touche LLP), and Item 4 (Approval of Adoption of Amended and Restated 2017 LTIP), the affirmative vote of a majority of the votes cast on each such matter will be required for approval. The votes received with respect to Item 2 and Item 3 are advisory and will not bind the Board or us. A properly executed proxy marked “abstain” with respect to Item 2 or Item 3 will not be voted with respect to such matter. Abstentions and broker non-votes, if any, will not be counted as votes cast on Item 2 or Item 3, and, therefore, they will have no effect on the outcome of each such proposal. In accordance with the applicable NYSE rules, abstentions are considered to be, and will be counted as, votes cast against Item 4. However, broker non-votes, if any, will not be counted as votes cast on Item 4 and, therefore, will have no effect on the outcome this proposal. If no voting instructions are given (excluding broker non-votes), the persons named as proxy holders on the proxy card will vote the common shares in accordance with the recommendations of the Board.
ITEM 1: ELECTION OF DIRECTORS
The Board has nominated the seven persons set forth in the table below for election as directors at the Annual Meeting. Directors are elected to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal. All seven nominees are currently directors on our Board. Proxies may not be voted at the Annual Meeting for more than seven persons. Our shareholders do not have cumulative voting rights in the election of directors. The Board’s Corporate Governance and Nominating Committee recommended the directors listed below for re-election. The Board knows of no reason why any nominee may be unable to serve as a director. If a nominee is unable to serve or for good cause will not serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may nominate.

Information concerning each nominee is set forth in the following table:

Name	Age	Director Since	Business Experience, Current Positions on the Board’s Committees, and Specific Qualifications for Service on the Board
Alan J. Barocas	70	2007
Business Experience:  Senior Executive Vice President of Leasing at GGP Inc., a real estate development and management firm, from January 2011 until his retirement in June 2017. From May 2006 to January 2011, Mr. Barocas was the principal of Alan J. Barocas and Associates, a real estate consulting firm. From June 1981 to April 2006, he was employed by GAP, Inc., an apparel retailer, last serving as Senior Vice President of Real Estate.
Committee Memberships: Audit Committee; Corporate Governance and Nominating Committee
Director Qualifications:  Mr. Barocas’ lengthy service in senior executive roles for large public companies in the real estate and retail industries provides the Board with valuable leadership experience and real estate and retail expertise.

Elaine D. Crowley	60	2014
Business Experience:  From August 2010 until her retirement in September 2012, Ms. Crowley served as Executive Vice President and Chief Financial Officer for Mattress Giant Corporation, a mattress retailer.  From August 2008 to August 2010, Ms. Crowley served as Executive Vice President and Chief Financial Officer and Senior Vice President, Controller and Chief Accounting Officer/Chief Financial Officer for Michaels Stores, Inc., an arts and crafts retailer.  From August 1990 to September 2007, Ms. Crowley was employed by The Bombay Company, Inc. (“Bombay”), a furniture and home goods retailer, most recently as Senior Vice President, Chief Financial Officer and Treasurer.  She continues to hold that title for administrative purposes while also having served as Liquidation Trustee for the Bombay Liquidation Trust from September 2007 to December 2017.
Committee Memberships: Audit Committee (Chair); Compensation Committee
Director Qualifications:  Ms. Crowley’s tenure in senior executive and financial roles with other retailers and experience as a Certified Public Accountant in public accounting provides the Board with valuable leadership experience and financial and retail expertise.

Diane M. Ellis	61	2012
Business Experience:  From November 2016 until her departure in November 2018, Ms. Ellis served as Brand President for Chico’s of Chico’s FAS, Inc. From August 2013 to October 2016, Ms. Ellis served as CEO of Limited Stores, LLC, a fashion retailer. Limited Stores, LLC filed for bankruptcy protection on January 17, 2017. From September 2004 until August 2013, Ms. Ellis served as President and Chief Operating Officer of Brooks Brothers Group, Inc., an apparel retailer.
Committee Memberships: Audit Committee; Corporate Governance and Nominating Committee
Director Qualifications:  Ms. Ellis’ service in senior executive roles with other retailers and deep experience in merchandising, marketing and e-commerce, as well as her experience in strategic consulting to the retail industry while at Lighthouse Retail Group and PricewaterhouseCoopers LLC, provides the Board with valuable leadership and industry experience and retail, marketing and strategic planning expertise.

Name	Age	Director Since	Business Experience, Current Positions on the Board’s Committees, and Specific Qualifications for Service on the Board
Michael L. Glazer	71	2001
Business Experience:  Our President and CEO since April 2012. From October 2009 to April 2012, Mr. Glazer served as the President and CEO of Mattress Giant Corporation, a mattress retailer. From August 2005 to October 2009, Mr. Glazer served as Managing Director of Team Neu, a private equity firm. From May 1996 to August 2005, Mr. Glazer served as President and CEO of KB Toys, Inc., a toy retailer. Mr. Glazer served as a director of CPI Corporation, a portrait studio operator, from December 2008 to July 2012.
Committee Memberships: None
Director Qualifications:  Mr. Glazer’s more than 40 years in the retail industry, tenure as CEO of several retailers and significant knowledge of our business, provides the Board with valuable retail expertise, leadership and industry experience.

Earl J. Hesterberg	65	2010
Business Experience:  President, CEO and a director of Group 1 Automotive, Inc., an automotive retailer, since April 2005. From October 2004 to April 2005, Mr. Hesterberg served as Group Vice President, North America Marketing, Sales and Service for Ford Motor Company. Mr. Hesterberg has also served as President and CEO of Gulf States Toyota, a distributor of vehicles, parts and accessories.
Committee Memberships: Compensation Committee (Chair); Corporate Governance and Nominating Committee
Director Qualifications:  Mr. Hesterberg’s extensive experience in senior executive roles, particularly as CEO, for large public companies in the retail industry and deep knowledge of marketing, customer service, strategic planning and consumer research provides the Board with valuable leadership and strategic planning experience and marketing and retail expertise.

Lisa R. Kranc	65	2012
Business Experience:  Senior Vice President, Marketing of AutoZone, Inc., an automotive aftermarket parts retailer and distributor, from August 2001 until her retirement in December 2012. Since September 2015, Ms. Kranc has served on the Board of Directors of Truck Hero, Inc., a supplier of truck accessories. From June 2014 to May 2015, Ms. Kranc served on the Board of Directors of Armored AutoGroup, Inc., a consumer products manufacturer.
Committee Memberships: Compensation Committee; Corporate Governance and Nominating Committee (Chair)
Director Qualifications:  Ms. Kranc’s tenure in a senior executive role for a large public company in the retail industry and extensive experience in marketing, brand management, consumer research and strategic planning provides the Board with valuable leadership and strategic planning experience and marketing and retail expertise.

Name	Age	Director Since	Business Experience, Current Positions on the Board’s Committees, and Specific Qualifications for Service on the Board
William J. Montgoris	72	2004
Business Experience:  Chairman of the Board of Stage since June 2010. From August 1993 until his retirement in June 1999, Mr. Montgoris served as Chief Operating Officer of The Bear Stearns Companies, Inc. (“Bear Stearns”), an investment bank and securities trading and brokerage firm. Mr. Montgoris also served as Chief Financial Officer at Bear Stearns from April 1987 until October 1996. Since August 2008, Mr. Montgoris has served on the Board of Directors of Carter’s, Inc., a retailer and marketer of children’s apparel, where he serves as the chair of the audit committee. From July 2008 to November 2013, Mr. Montgoris served on the Board of Directors of OfficeMax Incorporated, an office products retailer, where he was a member of the audit and compensation committees.
Committee Memberships: Audit Committee
Director Qualifications:  Mr. Montgoris’ extensive experience in senior executive roles with a leading global investment banking firm and as a director at large public companies in the retail industry, as well as his experience as a Certified Public Accountant and deep finance and accounting knowledge, provides the Board with valuable leadership and financial and retail expertise.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE LISTED ABOVE.
GOVERNANCE
Board Leadership Structure
Our business is managed under the direction of the Board. The Board is currently comprised of the directors identified in Item 1. Members of the Board are kept informed of our business through discussions with our CEO and other members of management and by reviewing materials provided to them, visiting our offices, stores and distribution centers, and participating in meetings of the Board and its committees.
Our CEO does not serve as the Chairman of the Board. We believe that separating the roles of CEO and Chairman of the Board is the appropriate leadership structure for us because, while it allows the CEO to speak for and lead us and communicate with other members of senior management, it provides for effective oversight by the Board, as each of our directors is highly qualified and experienced and exercises a strong oversight function. The Chairman sets the agendas for meetings of the Board, chairs the Board meetings, and is responsible for briefing our CEO, as needed, concerning executive sessions of the independent members of the Board. The Chairman also determines when additional meetings of the Board are needed.
Corporate Governance Guidelines
We have adopted written Governance Guidelines to assist in fulfilling our corporate governance responsibilities. The Governance Guidelines provide a structure within which our directors and management may monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing shareholder value over the long term. The Governance Guidelines are available in the Corporate Governance section of our website (corporate.stage.com/corporate-governance).
Code of Ethics and Business Conduct and Code of Ethics for Senior Officers
We have adopted a written Code of Ethics and Business Conduct (“Code of Ethics”) to serve as the basic set of policies and procedures governing the behavior of our directors, executive officers and other employees in conformance with NYSE rules. It is our policy to adhere to the highest standards of business ethics in all our business activities. When engaging in any activity concerning us, our customers, competitors, suppliers, other employees, shareholders or the general public, our directors, executive officers and other employees must maintain standards of uncompromising integrity and conduct themselves in a professional manner.
We have also adopted a Code of Ethics for Senior Officers (“Code for Senior Officers”) that promotes ethical conduct in the practice of financial management. The Code for Senior Officers is designed to deter wrongdoing and provide principles that our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions are expected to adhere to and advocate. These principles embody rules regarding individual and peer responsibilities, as well as responsibilities to our shareholders and others who have a stake in our continued success.

The Code of Ethics and the Code for Senior Officers are each available in the Corporate Governance section of our website (corporate.stage.com/corporate-governance). We intend to satisfy the requirements of Item 5.05 of Form 8-K regarding disclosure of amendments to or waivers from any applicable provision of the Code of Ethics and the Code for Senior Officers that relate to elements listed under Item 406(b) of Regulation S-K and apply to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, if any, by posting such information in the Corporate Governance section of our website (corporate.stage.com/corporate-governance).
Director Independence
The Board undertook its most recent annual review of director independence in March 2019. During the review, the Board, in accordance with NYSE rules, broadly considered all relevant facts and circumstances to determine whether any director has a material relationship with us, either directly or indirectly, other than serving as one of our directors, including all transactions, relationships and arrangements between each director, his or her affiliates, and any member of his or her immediate family, on one hand, and Stage, its subsidiary and members of management, on the other hand. The purpose of this review was to determine whether any such transactions, relationships or arrangements were inconsistent with a determination that the director is independent in accordance with NYSE rules.
As a result of the review, the Board affirmatively determined that, with the exception of Mr. Glazer, all of the current directors, each of whom is nominated for election at the Annual Meeting, are independent of Stage, its subsidiary and management under the standards set forth in the NYSE rules, and no director or director nominee, with the exception of Mr. Glazer, has a material relationship with Stage, its subsidiary or management aside from his or her service as a director. Mr. Glazer was deemed not independent due to his employment as our President and CEO.
All members of the Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent directors. Members of the Audit Committee also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or our subsidiary other than their directors’ compensation. Members of the Compensation Committee also satisfy separate NYSE independence requirements to ensure independence from management.
Majority Vote Policy and Standard
Our Bylaws impose a majority vote standard in uncontested elections of directors and our Governance Guidelines contain a majority vote policy applicable to uncontested elections of directors. Section 2.14 of our Bylaws provides that if a quorum is present at the Annual Meeting, a director nominee in an uncontested election will be elected to the Board if the number of votes properly cast for the nominee’s election exceeds the number of votes properly cast against the nominee’s election. The majority vote policy contained in our Governance Guidelines requires any director nominee who does not receive more votes cast for the nominee’s election than votes cast against the nominee’s election to deliver his or her resignation from the Board to the Corporate Governance and Nominating Committee. Upon its receipt of such resignation, the Corporate Governance and Nominating Committee will promptly consider the resignation and recommend to the Board whether to accept the resignation or to take other action. The Board will act on the recommendation of the Corporate Governance and Nominating Committee no later than 100 days following the certification of the shareholder vote. The Corporate Governance and Nominating Committee, in making its recommendation, and the Board, in making its decision, will evaluate the resignation in light of the best interests of Stage and our shareholders and may consider any factors and other information they deem relevant. We will promptly publicly disclose the Board’s decision in a press release or periodic or current report to the SEC.
Related Person Transactions
The Board, with the assistance of the Audit Committee and the Corporate Governance and Nominating Committee, monitors compliance with our corporate governance policies, practices and guidelines applicable to our directors, nominees for director, officers and employees. Our Governance Guidelines, Code of Ethics and human resources policies address governance matters and prohibit, without the consent of the Board or its designee, directors, officers and other employees from engaging in transactions that conflict with our interests or that otherwise usurp corporate opportunities. Our Governance Guidelines also prohibit our directors, officers and other employees from entering into any agreement or arrangement with any person or entity or to authorize any transaction which we may be required to disclose to the SEC unless the agreement or arrangement is approved by the Board.
Pursuant to our written Related Person Transaction Policy, the Audit Committee also evaluates “related person transactions,” which we define more stringently than is required under SEC rules. Under our policy, we consider a related person transaction to be any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships): (1) involving more than $5,000 in which we and any of our directors, executive officers, other employees, holders of more than five percent of our common shares, or their respective immediate family members were or are to be a participant; and (2) in which such related person had, has or will have a direct or indirect material interest. Our policy requires our directors, executive officers and other employees to report to the attention of the Chair of the Audit Committee all transactions, whether proposed or existing, of which they have knowledge and which they believe may constitute a related person transaction. If the Audit Committee Chair, with the assistance of legal counsel, determines that the transaction constitutes a related person transaction, the Audit Committee Chair or our General Counsel will notify the other members of the Audit Committee.
Thereafter, the Audit Committee will review the related person transaction, considering all factors and information it deems relevant, and approve or disapprove the transaction in light of what the Committee believes to be the best interests of Stage and our shareholders. If advance approval is not practicable or if a related person transaction that has not been approved is discovered, the Audit Committee will promptly consider whether to ratify the transaction. In such event, if the Audit Committee declines to ratify the transaction, the Audit Committee will, taking into account all of the factors and information it deems relevant (including the rights available to us under the transaction), determine whether we should amend, rescind or terminate the transaction in light of what it believes to be the best interests of our shareholders and Stage. We do not intend to engage in related person transactions not approved or ratified by the Audit Committee. Examples of factors and information that the Audit Committee may consider in its evaluation of a related person transaction include: (1) the reasons for entering into the transaction; (2) the terms of the transaction; (3) the benefits of the transaction to us; (4) the comparability of the transaction to similar transactions with unrelated third parties; (5) the materiality of the transaction to each party; (6) the nature of the related person’s interest in the transaction; (7) the potential impact on the independence of an outside director; and (8) the alternatives to the transaction.
In addition, on an annual basis, each director, director nominee and executive officer must complete a questionnaire that requires written disclosure of any related person transaction. The responses to these questionnaires are reviewed by our General Counsel and Controller, and shared with the Board, to identify any potential conflicts of interest or potential related person transactions. If a related person transaction, as defined under SEC rules, existed, we would disclose the transaction as required.
The only transaction since the beginning of 2018 that the Audit Committee has determined should be disclosed as a related party transaction relates to the wife of Russ Lundy (Executive Vice President, Chief Stores Officer of Stage). Mrs. Lundy was employed by the Company from 1994 until February 1, 2019, most recently as Director of Public Relations and Events. In 2018, Mrs. Lundy, received total compensation of $145,556 from the Company in the following amounts: base salary of $97,545; cash award of $1,750 (vested in 2018); restricted stock award of $1,099 (vested in 2018); and severance in the amount of $45,162. Other than as disclosed above, none of our directors, director nominees, officers or other employees have engaged in any related person transaction requiring disclosure since the beginning of 2018.
Attendance at Board, Committee and Shareholder Meetings
The Board held six meetings during 2018. During 2018, each director attended at least 75% of the aggregate of the total number of meetings of the Board and the committees on which he or she served (in each case, held during the periods that he or she served). The independent directors meet in regularly scheduled executive sessions of the Board and its committees without employees and non-independent directors present. The Chairman of the Board or committee chair, as applicable, presides at all executive sessions. It is the Board’s policy that each director should be present for the annual meeting of shareholders absent exceptional cause. Each of our current directors attended our 2018 annual meeting of shareholders.
Board’s Role in Risk Oversight
The Board’s role in risk oversight is administered directly and through its standing committees, with each committee’s role more fully described in the “Role of the Board’s Committees” section below. The Audit Committee assists the Board in fulfilling its oversight responsibility relating to the performance of our system of internal controls, the integrity of our financial statements, legal and regulatory compliance, our audit, accounting and financial reporting processes, the qualifications, independence and work of our independent registered public accounting firm, and the evaluation of enterprise risk issues, particularly those risk issues not overseen by other committees. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation programs, policies and practices. The Corporate Governance and Nominating Committee manages risks associated with corporate governance, related person transactions, succession planning, business conduct and ethics, and the performance of the Board, its committees and directors.
While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about those risks through committee reports or by attending committee meetings. The reports presented to the Board include discussions of committee agenda topics, including matters involving risk oversight. The Board also directly considers specific topics, including risks associated with our strategic plan, capital structure, information / cyber security and development activities. Members of management who supervise the day-to-day risk management responsibilities periodically provide reports to the Board as a whole and to the committees as requested.

Role of the Board’s Committees
The Board has three standing committees - Audit, Compensation, and Corporate Governance and Nominating - that assist and report their activities to the Board. In accordance with the applicable rules of the NYSE and SEC, each committee is organized and operates under a written charter adopted by the Board. Each committee and the Corporate Governance and Nominating Committee annually review and assess the adequacy of the charters and recommend changes to the Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. Pursuant to its respective charter, each committee has the authority to engage, at our expense, advisors as it deems necessary to carry out its duties. The function and authority of each committee are further described below and in each committee’s respective charter. The committee charters are available in the Corporate Governance section of our website (corporate.stage.com/corporate-governance).
The Board and the Corporate Governance and Nominating Committee annually conduct performance evaluations of the Board, each committee and each director. Under the procedures adopted by the Board, each director evaluates the Chairman of the Board, the Board, each committee and each other director. In order to continuously improve Board governance, the results of the individual director evaluations are communicated to the respective directors and the results of the Chairman, Board and committees’ evaluations are reported to all directors.
Each committee is comprised entirely of independent directors as required by each committee’s charter and applicable SEC and NYSE rules. The following table reflects the current membership of each committee:

Independent Directors	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Mr. Barocas	M		M
Ms. Crowley	C	M
Ms. Ellis	M		M
Mr. Glazer
Mr. Hesterberg		C	M
Ms. Kranc		M	C
Mr. Montgoris	M
__________

M	Denotes a member of the committee.

C	Denotes the chair of the committee.

Audit Committee
The primary purposes of the Audit Committee are to: (1) assist the Board in its oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the qualifications and independence of our independent registered public accounting firm, and (d) the performance of our internal audit function and independent registered public accounting firm; and (2) prepare the Audit Committee Report disclosure required by Item 407(d)(3) of Regulation S-K. The Audit Committee was established in accordance with Section 3(a)(58)(A) the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Board has determined that each member of the Audit Committee is “financially literate,” as required by NYSE rules, and that each of Ms. Crowley, Ms. Ellis and Mr. Montgoris is an “audit committee financial expert,” as that term is defined under applicable SEC rules. The Board has also determined that each member of the Audit Committee qualifies as independent under the applicable NYSE rules and SEC Rule 10A-3. The Audit Committee met nine times during 2018.
Compensation Committee
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to the compensation of our Chief Executive Officer (“CEO”) and other executive officers. In addition, the Compensation Committee’s key responsibilities include: (1) set the short- and long-term performance objectives for the corporation at the beginning of each performance cycle and certify the results at the end of the period; (2) establishing the goals and objectives for CEO performance, evaluating CEO performance against those goals and objectives and setting CEO compensation based on the evaluation; (3) reviewing the performance of, and setting the compensation for, our other executive officers; (4) reviewing and approving the terms of all compensation plans, policies and programs, including employment and severance agreements, for our CEO and other executive officers; (5) making recommendations to the Board with respect to our incentive compensation and equity-based plans that are subject to Board approval; and (6) reviewing and monitoring our compensation policies and practices in order to avoid risks that are reasonably likely to have a material adverse effect on us. Additional information regarding our executive compensation program, including our processes and procedures for the consideration and determination of executive officer compensation, is described in the “Executive Compensation” section of this Proxy Statement. The Compensation Committee met four times during 2018.
Executive Compensation Consultants
The Compensation Committee may, in its sole discretion, retain or obtain the advice of compensation consultants to review our executive officer compensation program. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant retained by the Compensation Committee. We provide appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any compensation consultant retained by the Compensation Committee.
The Compensation Committee selected and retained Willis Towers Watson as its independent compensation consultant to advise it on general executive compensation matters during 2018. The Compensation Committee also selected and retained Exequity as its independent compensation consultant to provide advice on the Stage Stores 2017 Long-Term Incentive Plan (“2017 LTIP”) and advice on development of the Amended and Restated 2017 LTIP. The Compensation Committee assessed the independence of Willis Towers Watson and Exequity pursuant to NYSE and SEC rules and concluded that no conflict of interest exists that would prevent Willis Towers Watson or Exequity from independently advising the Compensation Committee during 2018.
During 2018, we paid Willis Towers Watson $54,688 in connection with the Compensation Committee’s engagement of Willis Towers Watson for executive compensation consulting services. In addition, we paid Willis Towers Watson $17,323 for data and surveys and $213,580 for actuarial retirement services associated with a broad-based defined benefit plan that we sponsor, which covers substantially all employees who had met eligibility requirements and were enrolled prior to June 30, 1998 (“DB Plan”). The DB Plan was frozen effective June 30, 1998, and none of our named executive officers (as identified in the “Executive Compensation” section of this Proxy Statement) are participants in the DB Plan. The fees for services related to the DB Plan were paid to a different line of business within Willis Towers Watson and were not associated with the Willis Towers Watson executive compensation team that provided advice to the Compensation Committee. During 2018, we paid Exequity $10,318 in connection with the Compensation Committee’s engagement of Exequity for consulting services related to the development of the Amended and Restated 2017 LTIP.
Corporate Governance and Nominating Committee
The primary purposes of the Corporate Governance and Nominating Committee are to: (1) maintain and review the Governance Guidelines and propose to the Board changes to the Governance Guidelines as corporate governance developments warrant; (2) identify qualified candidates for nomination as directors to the Board who meet the criteria for Board membership approved by the Board; (3) oversee the annual evaluation of the performance of the Board, the committees of the Board, the directors and management; (4) recommend to the Board director nominees for the next annual meeting of shareholders and for each committee of the Board; (5) review, and report to the Board, annually on the status of the CEO succession plan; and (6) evaluate director compensation to ensure that our directors are competitively compensated and recommend any proposed changes in director compensation to the Board for its approval. The Corporate Governance and Nominating Committee met four times during 2018.
Director Qualifications; Identifying and Evaluating Nominees
The Corporate Governance and Nominating Committee is responsible for recommending to the Board the appropriate skills and qualifications required of Board members and assessing the appropriate balance of skills and qualifications required of directors based on our needs from time to time. At a minimum, director nominees should possess the following skills and qualifications: broad experience, wisdom, integrity, the ability to make independent analytical inquiries, an understanding of our business environment, and the willingness to devote adequate time to Board duties. The Corporate Governance and Nominating Committee and the Board endeavor to have a Board representing a range of experience in business and in other areas that are relevant to our activities with a goal of achieving a Board that, as a whole, provides effective oversight of our management and business through, among other things, diversity (i.e., differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that contribute to the Board’s heterogeneity). The consideration of diversity in identifying director nominees is integrated annually as part of the director nomination process by both the Board and the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee also considers the current composition of the Board and other relevant factors and attributes that it deems appropriate and important for nominees to make meaningful contributions to the Board and our business, including:

•
Leadership. Directors with experience in significant leadership positions over an extended period, particularly CEO and Chief Operating Officer positions, provide us with special insights. These individuals generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth.

•
Strategic Planning Experience. Effective strategic planning is critical to our success. Therefore, extensive experience in strategic planning as a result of various executive leadership roles is very important to us.

•
Retail Industry Experience. Experience in the retail industry as executives, directors, consultants, professionals or in other capacities is important to help provide context to our decisions, results and operations, as well as to provide oversight to our management team.

•
Financial Expertise. An understanding of finance and financial reporting processes is important for our directors, as we measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and vigorous auditing are critical to our success. We seek to have a majority of the members of our Audit Committee qualify as “audit committee financial experts” (as defined by SEC rules) and we expect all of our directors to be financially knowledgeable.

•	Marketing Experience. As a retailer, marketing is critical to our success. Therefore, marketing expertise, both for brick-and-mortar stores and e-commerce, is very important to us.

•
Investor Relations Experience. As a public company, experience in the development, implementation and articulation of corporate strategy, experience with commercial and financial communications, and experience working directly with investment analysts, institutional investors and the broad financial community is valuable to us.

•	Real Estate Experience. As of the end of 2018, we operated 795 stores in 42 states. In light of this significant investment, real estate expertise is important to us.
In identifying and evaluating director nominees, the Corporate Governance and Nominating Committee may implement such processes as it deems appropriate, including retaining a third party to assist in identifying or evaluating potential nominees. Prior to his or her nomination to the Board, each director nominee must (1) be determined by the Corporate Governance and Nominating Committee to meet the minimum qualifications set forth above, (2) have at least one interview with the Corporate Governance and Nominating Committee and with any other director who requests an interview, and (3) complete and sign a comprehensive questionnaire in a form deemed appropriate by the Board.
In identifying potential director candidates, the Corporate Governance and Nominating Committee considers recommendations from our directors, CEO and shareholders. A shareholder wishing to recommend a prospective director nominee to the Board must send written notice to: Corporate Governance and Nominating Committee Chair, Stage Stores, Inc., Attn: General Counsel and Secretary, 2425 West Loop South, 11th Floor, Houston, Texas 77027. The written notice must include the prospective nominee’s name, age, business address, principal occupation, ownership of our common shares, information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of that prospective nominee as a director, the written consent of all parties to be identified in the proxy materials and any other information that is deemed relevant by the recommending shareholder. Shareholder recommendations that comply with these procedures and that meet the factors outlined above will receive the same consideration that the recommendations of the Board receive. For the 2020 annual meeting of shareholders, recommendations for director nominees must be submitted in writing by December 27, 2019.
Communications with the Board
Shareholders and other interested parties may send written communications to the Board and, if applicable, to the Chairman and other individual directors, by mail or courier to our corporate office. Under a process approved by the Board for handling correspondence received by us and addressed to independent directors, our Secretary will forward all correspondence that we receive to the Board or, if applicable, to the Chairman or other individual director. Communications should be addressed to the Board or applicable director at: Stage Stores, Inc., Attn: General Counsel and Secretary, 2425 West Loop South, 11th Floor, Houston, Texas 77027.
Our Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the submission by our employees of concerns regarding questionable accounting or auditing matters. These procedures are incorporated into our Code of Ethics and (1) set forth a statement about our commitment to comply with laws, (2) encourage employees to inform us of conduct amounting to a violation of applicable standards, (3) describe prohibited conduct, (4) include procedures for making confidential, anonymous complaints, and (5) provide assurances that there will be no retaliation for reporting suspected violations.
We have also established procedures to enable anyone who has a concern regarding non-accounting matters and violations of our Code of Ethics to report that concern through our normal company channels or anonymously. An anonymous ethics hotline is maintained by an independent third party and is available 24 hours a day, seven days per week.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table provides information regarding beneficial ownership of our common shares by each person or entity known by us to be the beneficial owner of more than five percent of our outstanding common shares. The assessment of holders of more than five percent of our common shares is based on a review of and reliance upon their respective filings with the SEC, and all information is as of December 31, 2018 as reported in such filings, except as otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Axar Capital Management LP (1) 1330 Avenue of the Americas, 30th Floor New York NY 10019	3,700,000	13.1%
Paradigm Capital Management, Inc. (2) Nine Elk Street Albany, NY 12207	2,380,900	8.4%
Dimensional Fund Advisors LP (3) Building One 6300 Bee Cave Road Austin, TX 78746	1,640,992	5.8%
Royce & Associates, LP (4) 745 Fifth Avenue New York, NY 10151	1,588,838	5.6%
__________

(1)
The information is based on the Schedule 13G/A (Amendment No. 1) filed with the SEC on January 24, 2019 by Axar Capital Management, LP, a registered investment adviser, reporting on beneficial ownership as of December 31, 2018 on behalf of Axar Capital Management LP, Axar GP LLC and Andrew Axelrod. Axar Capital Management LP, Axar GP LLC and Andrew Axelrod have shared voting power and shared dispositive power with respect to all of such common shares.

(2)
The information is based on the Schedule 13G/A (Amendment No. 1) filed with the SEC on February 12, 2019 by Paradigm Capital Management, Inc., a registered investment adviser, reporting on beneficial ownership as of December 31, 2018. Paradigm Capital Management, Inc. has sole voting power and sole dispositive power with respect to all of such common shares.

(3)
The information is based on the Schedule 13G/A (Amendment No. 11) filed with the SEC on February 8, 2019 by Dimensional Fund Advisors LP, a registered investment adviser, reporting on beneficial ownership as of December 31, 2018. Dimensional Fund Advisors LP has sole voting power with respect to 1,542,397 of such common shares and sole dispositive power with respect to all of such common shares.

(4)
The information is based on the Schedule 13G filed with the SEC on January 16, 2019 by Royce & Associates, LP, a registered investment adviser, reporting on beneficial ownership as of December 31, 2018. Royce & Associates, LP has sole voting power and sole dispositive power with respect to all of such common shares.

Security Ownership of Management
The following table provides information regarding the beneficial ownership of our common shares and restricted stock by each of the executive officers listed in the Summary Compensation Table, each of our directors, and all of our directors and executive officers as a group. Unless otherwise indicated by footnote, individuals have sole voting and investment (dispositive) power. All information is as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership			Percent of Class
	Common Stock	Restricted Stock (2)	Total
Michael L. Glazer	1,068,591	1,198,979	2,267,570	7.5%
Thorsten I. Weber	61,516	52,385	113,901	*
Steven L. Hunter	89,051	9,690	98,741	*
Alan J. Barocas	122,399	35,211	157,610	*
Elaine D. Crowley	92,304	35,211	127,515	*
Diane M. Ellis	82,195	35,211	117,406	*
Earl J. Hesterberg	114,400	35,211	149,611	*
Lisa R. Kranc	80,092	35,211	115,303	*
William J. Montgoris	148,339	35,211	183,550	*
All directors and executive officers as a group (15 persons) (1)	1,989,952	1,498,856	3,488,808	11.6%
__________

*	Represents less than 1.0% of our outstanding common stock.

(1)
Includes 62 shares of common stock beneficially owned by the spouse of an executive officer who is not a named executive officer, and for which the executive officer does not have voting rights and disclaims beneficial ownership.

(2)	The restricted stock held by each individual is subject to forfeiture prior to vesting in accordance with the terms set forth in the applicable award agreement.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our outstanding common shares, to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of our common shares. Directors, executive officers and greater than 10% shareholders are required by the SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely upon our review of filings with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2018 with the reporting requirements of Section 16(a) of the Exchange Act.
Stock Ownership by Executive Officers
The Board has adopted stock ownership requirements for all officers at or above the executive vice president level that requires these executives to hold a significant financial stake in our common shares in order to align the long-term interests of our executives with those of our shareholders. Under the ownership requirements, on and after the fifth anniversary of his or her appointment as an executive vice president or higher (“Target Date”), each such officer must have developed and thereafter maintain an ownership position in our common shares with a minimum value (“Target Ownership Level”) as follows:

•	a Target Ownership Level for the CEO having a value equal to three times his or her base salary; and

•	a Target Ownership Level for all executive vice presidents or higher having a value equal to his or her base salary.
For purposes of assessing compliance with the ownership requirements, the value of stock means the greater of the fair market value of our common shares held of record on the date of determination by the executive and his or her spouse, or the value of our common shares at the time of acquisition. In determining whether the executive has achieved his or her Target Ownership Level, the executive may include the value of our common shares owned outright or beneficially owned and shares held in benefit plans, in any event acquired by him or her (1) in open market purchases, (2) from vested restricted stock awards, (3) from net shares held following the exercise of stock options and stock appreciation rights (“SARs”), (4) from earned performance share units, and (5) from deferred compensation plan acquisitions. The executive may also include the share value equivalents of gains on vested but unexercised stock options and SARs. Individual and joint holdings of stock with an executive’s spouse shall also be included in measuring achievement of the applicable Target Ownership Level. Exceptions to compliance with the ownership requirements may be made with the prior written consent of the Compensation Committee in the event of a financial hardship. As of the Record Date, each executive whose tenure dictates that he or she satisfy the Target Ownership Level has done so.

Stock Ownership by Directors
The Board also requires non-employee directors to hold a significant financial stake in our common shares in order to align the long-term interests of the directors with those of our shareholders. Each director must develop and maintain an original investment of at least four times the annual Board retainer in effect upon the director’s initial election or appointment to the Board (“Original Investment”). If the annual Board retainer is increased, each director must develop and maintain an additional investment in our common shares equal to four times the increase in the retainer (“Additional Investment”). In determining whether a director has achieved the Original Investment and any Additional Investment, the director may include his or her (1) tax basis in any stock held directly or through a broker (i.e., acquisitions net of dispositions), (2) tax basis in vested restricted stock, (3) tax basis in vested but unexercised in-the-money stock options and SARs, and (4) director fees which the director has designated to be used for the acquisition of restricted stock or deferred stock units under our Non-Employee Director Equity Compensation Plan. Directors have three years from the date of their initial election to the Board to achieve the Original Investment, and three years from the date of an increase in the annual Board retainer to achieve any Additional Investment. As of the Record Date, each non-employee director has satisfied the stock ownership requirements.
Stock Holding Requirements for Executive Officers and Directors
In order to further align the interests of directors and executives with those of shareholders, the Board also imposes stock holding requirements for all directors and all officers at or above the executive vice president level. Under our stock holding requirements, each director and executive must retain 50% of all net shares received (i.e., those shares received from equity awards at vesting or exercise, after any withholding to satisfy taxes) until his or her applicable stock ownership requirement is achieved. If a director or executive becomes subject to a greater stock ownership requirement (e.g., due to promotion or an increase in the ownership requirement), the greater stock ownership requirement will apply as of its effective date and 50% of all net shares received must be retained until such time that the greater stock ownership requirement is achieved. Once the applicable stock ownership requirement is achieved, sufficient shares must be retained by the director or executive to continue meeting the stock ownership requirement until separation from service. Exceptions to the holding requirements may be made at the discretion of the Board or Compensation Committee if compliance would create financial hardship (e.g., illness, tuition or mortgage) or prevent a director or executive from complying with a court order.
Hedging Prohibited
Hedging or monetization transactions may be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Those hedging transactions may permit a person to continue to own our securities without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as our other shareholders. Therefore, the Board prohibits our directors, officers and other employees from all hedging or monetization transactions involving our commons shares or other securities.
Pledging Prohibited
Securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Similarly, securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Because a foreclosure sale or margin sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in our securities, the Board prohibits our directors, officers and other employees from holding our common shares or other securities in a margin account or otherwise pledging our common shares or other securities as collateral for a loan.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes all compensation for fiscal years 2018 and 2017 received by our Chief Executive Officer (principal executive officer), along with our Chief Merchandising Officer and Chief Operating Officer - Gordmans who were our Named Executive Officers during the reported periods:

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (4)	Total ($)

Michael L. Glazer, President and Chief Executive Officer	2018	1,042,308	—	1,773,800	—	—	189,089	3,005,197
	2017	1,019,231	—	1,208,473	—	—	191,051	2,418,755
Thorsten Weber, Executive Vice President, Chief Merchandising Officer	2018	522,692	—	633,500	—	—	96,159	1,252,351
	2017	519,808	—	493,500	—	—	95,170	1,108,478
Steven L. Hunter, Executive Vice President, Chief Operations Officer - Gordmans	2018	478,461	—	316,750	—	—	77,656	872,867
	2017	479,038	—	321,750	—	—	77,367	878,155

(1)	The amounts in this table include the base salary and all other compensation earned during the 53rd week of our 2017 fiscal year, while the 2018 fiscal year reported consisted of 52 weeks.

(2)	Our named executive officers were not paid performance incentive bonuses for 2018 because the requisite performance thresholds were not met.

(3)
The amounts in this column reflect the grant date fair value for performance share units, performance units, restricted stock and restricted stock units for the named executive officers with respect to the fiscal year in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts that will be realized by the named executive officers with respect to such awards. Assumptions used in the calculation of these amounts are included in Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended February 2, 2019. Further information regarding the 2018 awards is included in the Outstanding Awards at Fiscal Year-End table in this Proxy Statement.

(4)	The details of All Other Compensation awards to our named executive officers are as follows:

	Year	DC Plan Matching Contributions ($)	Healthcare Cost Reimbursement ($)	Healthcare Insurance Premiums ($)	Life Insurance Premiums ($)	Long-Term Disability Insurance Premiums ($)	Automobile Use / Allowance ($)	Professional Fees Allowance ($)	Non-Business Aircraft Use ($) (a)

Michael L. Glazer	2018	106,599	17,709	11,687	346	608	12,000	10,000	30,140
Thorsten I Weber	2018	55,120	6,466	16,505	605	608	12,000	4,855	—
Steven L. Hunter	2018	44,816	302	15,582	553	608	12,000	3,795	—

(a)
The aggregate incremental cost of non-business use of corporate aircraft is calculated based on the costs we incur in connection with operating a flight, including expenses for fuel, landing fees, flight planning, navigation charges, ground services, on-board catering, and other miscellaneous costs. Due to the fact that the corporate aircraft are used primarily for business travel, fixed costs which do not change based on usage, such as pilot salaries, hangar fees, management fees, purchase costs, depreciation and capitalized improvements to the aircraft, are excluded. We did not reimburse or otherwise “gross-up” Mr. Glazer for any income tax obligation associated with his non-business use of corporate aircraft. The benefit of non-business use of corporate aircraft was approved by the Compensation Committee as part of Mr. Glazer’s overall compensation package.

Compensation Elements
We believe that all of the executive compensation elements described below advance the primary purposes of our executive compensation program and the achievement of our short-term and long-term business objectives. The total compensation awarded to each named executive officer, as well as each element of compensation, is intended to foster our pay-for-performance philosophy and provide a competitive compensation package as compared to executives in similar positions at our competitors. Although the Committee does not have any specific formula for establishing the amount and mix of base salary and variable compensation, it does reference the Peer Group and additional comparative compensation data discussed above as a market check in making these determinations. The “Peer Group” generally consist of U.S. based, publicly-traded apparel and accessories retailers with annual sales between one-half and two times our annual sales with which we compete for business and talent; it was developed by Willis Towers Watson and approved by the Committee. The Committee also considers factors relating to each named executive officer’s individual position, performance versus objectives, professional history and experience, relevant skill set, scope of duties and the internal relationship of pay across all executive positions as it establishes compensation.
Base Salary
The Committee believes a competitive base salary serves an important role in attracting and retaining executive talent. Base salary is not intended to represent the primary method of rewarding performance. After receiving input from our CEO regarding the performance of the other named executive officers, the Committee uses its judgment regarding individual performance, market competitiveness, internal pay equity, length of service, job responsibilities and other factors to determine the appropriate base salary for each named executive officer.
Annual Performance Incentive Bonus
The Committee annually establishes a performance incentive bonus opportunity for our named executive officers. The amount of the annual performance incentive bonus earned by our named executive officers for 2018 was subject to our achievement of two performance components: (1) pre-tax earnings from continuing operations (constituting 75% of the opportunity) and (2) comparable sales relative to the Performance Group (constituting 25% of the opportunity). The “Performance Group” is a group of department store and apparel store retailers selected from the Dow Jones apparel and broadline retailers subsectors at the beginning of 2018 that generally possess attributes similar to us, including merchandise assortments, target guest, geography of store base and size of markets in which they operate. Annual performance incentive bonus targets are expressed as a percentage of base salary, with the target percentage increasing with job scope and responsibility.
At the beginning of each year, the Committee evaluates our annual operating plan to determine if pre-tax earnings and comparable sales remain appropriate for measuring the achievement of our objectives and to motivate our executives. Based on discussions with our CEO, Chief Human Resources Officer, CFO and independent compensation consultant, the Committee recommends, and our independent directors approve, a matrix of financial parameters establishing the threshold (minimum), target and maximum performance levels for pre-tax earnings and comparable sales at a time when achievement of those objectives is substantially uncertain.
Following the completion of each year and prior to paying any performance incentive bonuses, the Committee and our Audit Committee review our financial results for the completed performance period (i.e., fiscal year), and the Committee certifies the calculation of bonus amounts and reports the results and calculations to our Board.
Long-Term Incentive Compensation
The Committee believes that long-term incentive compensation is critical for aligning executive compensation with the creation of shareholder value. At its first quarter meeting, the Committee reviews the portfolio of long-term incentive vehicles, the targeted award size and the performance measures associated with any awards. The Committee also reviews recommendations provided by management and the Committee’s independent compensation consultant regarding long-term incentive design. The Committee, with the approval of our other independent directors, has historically made grants of equity awards each year. For 2018, long-term incentive compensation awards made to our named executive officers were in the form of performance share units, performance units, restricted stock and restricted stock units and made under the Stage Stores, Inc. 2017 Long-Term Incentive Plan (“2017 LTIP”).
The Committee believes that the use of multiple equity vehicles balances the equity-driven growth and performance aspects of performance share units and performance units with the retention aspects of restricted stock and restricted stock units. The grant date for annual equity awards is the date on which our Board approves the awards. From time to time, our Board will consider making grants under other special circumstances, such as when recruiting new executive talent, upon the promotion of an executive and to retain key individuals. All grants other than the annual grants are effective as of the date of the event (e.g., the new hire or promotion date).

Restricted Stock and Restricted Stock Units
Restricted stock is common stock that includes vesting restrictions tied to continued employment. Restricted stock provides our named executive officers with the opportunity to earn full value shares of our common stock. Restricted stock units also include vesting restrictions tied to continued employment. Restricted stock units mirror the value of our common stock and settle in cash in an amount equal to the vesting date fair market value of our common stock on a one-for-one basis, with the payment limited to five times the grant date fair market value of our common shares. Restricted stock and restricted stock unit grants may either vest all at once at the end of a specified period or in increments over a specified period. Generally, the Committee awards restricted stock and restricted stock units with a four-year pro rata vesting schedule (i.e., 25% per year). If the executive’s employment is terminated before vesting for any reason other than death, disability or retirement, the unvested portion of the restricted stock or restricted stock unit award will be forfeited. If the executive dies or becomes disabled, or a change in control occurs, the restricted stock or restricted stock unit award will fully vest.
Performance Share Units and Performance Units
The Committee views performance share units and performance units as a critical link between executive compensation and the creation of shareholder value. The number of units that vest, if any, is determined by our total shareholder return (“TSR”) over a three-year performance cycle relative to the Performance Group established by our Board and the Committee at the beginning of the year in which the units are awarded. Performance share units can be settled in cash or stock, as determined by the Committee and performance units are settled in cash. If the executive’s employment is terminated before the end of the performance cycle for any reason other than death, disability or retirement, the award is forfeited. If the executive dies or becomes disabled during the performance cycle, the executive will receive the target number of units awarded. If the executive retires during the performance cycle, the executive will receive the number of units earned based on actual TSR performance for the performance period, with that amount prorated for the portion of the performance period during which the executive was employed by or providing service to us. In the event of a change in control, the target number of units awarded will vest.
Benefits and Perquisites
We provide limited benefits and perquisites to our named executive officers because of the value our named executive officers place on these benefits. The perquisites and other benefits we provide to our named executive officers are summarized in the Summary Compensation Table and related footnotes. In addition, we provide our named executive officers with core benefits available to all full-time employees (e.g., coverage for medical, dental, prescription drugs, basic life insurance and long-term disability coverage) as well as a supplemental executive medical plan. The supplemental executive medical plan is an insured plan which reimburses officers at the executive vice president level and above for out-of-pocket medical and dental expenses not covered by the primary medical plan.
Employment Agreements
We are a party to three-year, automatically renewable employment agreements with each of our named executive officers. The employment agreements provide for a base salary and an annual performance incentive bonus opportunity.  The employment agreements also provide for an automobile allowance, a financial planning allowance and participation in bonus and benefit plans available to our executive officers. Pursuant to their employment agreements, our named executive officers are entitled to compensation and other benefits if their employment terminates or if there is a change in control. Termination and change in control compensation and other benefits are established at the time a named executive officer signs an employment agreement. In exchange for the benefits provided to the named executive officers in their respective employment agreements, we receive a post-termination release of claims and various restrictive covenants in our favor (e.g., non-competition, non-solicitation and continuing cooperation).
Termination
Our named executive officers are entitled to compensation and other benefits in an amount the Committee believes is appropriate, taking into account the time it is expected to take a terminated executive to find another job. Compensation and other benefits upon termination are intended to ease the consequences to a named executive officer of an unexpected termination of employment.

Change in Control
The Committee and our Board recognize the importance to us and our shareholders of avoiding the distraction and loss of key management personnel that may occur in connection with any rumored, threatened or actual change in control. To that end, the Committee and our Board believe that including reasonable change in control provisions in our named executive officers’ employment agreements protect shareholder interests by enhancing executive focus during rumored, threatened or actual change in control activity through (1) incentives to remain with us despite uncertainties while a transaction is under consideration or pending and (2) assurances of severance and other benefits in the event of termination.
To reduce the potential distraction due to personal uncertainties and risks that inevitably arise when a change in control is rumored, threatened or pending, the Committee and our Board have provided our named executive officers with what the Committee and our Board believed to be reasonable competitive change in control compensation and benefit provisions in their employment agreements. The employment agreements of our named executive officers provide for specific enhanced payments and benefits in the event of a change in control.
Double Trigger
The enhanced termination benefits payable under the named executive officers’ employment agreements in connection with a change in control require a “double trigger” which means the named executive officer will only be eligible to receive change in control compensation and benefits pursuant to the employment agreement (1) if a change in control occurs and (2) during the period beginning six months before the change in control and ending 24 months after the change in control, (a) the executive’s employment agreement is terminated by us or our successor without good cause, or (b) the executive’s employment agreement is terminated by the executive with good reason. A double trigger was selected to enhance the likelihood that the named executive officers will remain with us after a change in control, since the executives will not receive the change in control compensation payments and benefits provided by their employment agreements following a voluntary resignation after the change in control. Thus, the named executive officers are protected from actual or constructive dismissal for 24 months after a change in control, while any new controlling party or group is better able to retain the services of a key asset.
Outstanding Equity Awards at 2018 Fiscal Year-End
The following table sets forth, as of the end of 2018, all equity awards outstanding under our equity compensation plans for each named executive officer. Market value is computed using the closing market price of our common stock of $0.96 on February 1, 2019, the final trading day of our last completed fiscal year.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Glazer	—	—	—	—	—	793,553	761,811	520,000	499,200
Mr. Weber	—	—	—	—	—	320,414	307,597	200,000	192,000
Mr. Hunter	—	—	—	—	—	178,469	171,330	100,000	96,000
_________

(1)
Common shares reported in this column underlie unvested restricted stock and unvested restricted stock unit awards as of the end of 2018. The vesting dates following the end of 2018 for each award of restricted stock or restricted stock units are as follows (with a prorated portion of each award scheduled to vest annually):

Name	Number of Shares of Restricted Stock or Restricted Stock Units That Have Not Vested (#)	Vesting Dates
Mr. Glazer	420,000	3/27/2019, 3/27/2020, 3/27/2021, 3/27/2022
	100,306	6/1/2019, 6/1/2020, 6/1/2021
	169,695	3/28/2019, 3/28/2020, 3/28/2021
	91,086	3/24/2019, 3/24/2020
	12,466	3/26/2019
Mr. Weber	150,000	3/27/2019, 3/27/2020, 3/27/2021, 3/27/2022
	112,500	3/28/2019, 3/28/2020, 3/28,2021
	48,024	9/29/2019, 9/29/2020
	8,721	3/24/2019, 3/24/2020
	1,169	3/26/2019
Mr. Hunter	75,000	3/27/2019, 3/27/2020, 3/27/2021, 3/27/2022
	22,500	5/11/2019, 5/11/2020, 5/11,2021
	56,250	3/28/2019, 3/28/2020, 3/28,2021
	19,380	3/24/2019, 3/24/2020
	4,040	4/1/2019
	1,299	3/26/2019
(2) Common shares reported in this column underlie unvested performance share units and performance units (at the target number of units) as of the end of 2018. If we achieved maximum TSR performance under the terms of an award, the named executive officer would receive twice the target number of performance share units or performance units. The awards cliff vest after a three-year performance cycle based on our TSR return relative to the Performance Group. The awards having a performance cycle ending on February 2, 2019, the end of 2018, were not earned and therefore forfeited by the named executive officers. The final day of each three-year performance cycle is as follows:

Name	Number of Performance Share Units or Performance Units That Have Not Vested (#)	Final Day of the Three-Year Performance Cycle
Mr. Glazer	121,447	2/2/2019
	240,000	2/1/2020
	280,000	1/30/2021
Mr. Weber	11,628	2/2/2019
	100,000	2/1/2020
	100,000	1/30/2021
Mr. Hunter	25,840	2/2/2019
	50,000	2/1/2020
	50,000	1/30/2021

Retirement Plans
Deferred Compensation Plan
We sponsor the DC Plan which provides our named executive officers and certain other officers with the opportunity to participate in an unfunded, deferred compensation program that is not qualified under the IRC. Generally, the IRC and the Employee Retirement Income Security Act of 1974, as amended, restrict contributions to a tax-qualified 401(k) plan by highly compensated employees, and our named executive officers are unable to participate in our tax-qualified 401(k) plan. The DC Plan is intended to allow participants to defer income on a pre-tax basis. Under the DC Plan, participants may defer up to 50% of their base compensation and up to 100% of their bonus and earn a rate of return based on actual investments chosen by each participant. We have established a grantor trust for the purpose of holding assets to provide benefits to the participants. We will match 100% of each participant’s contributions, up to 10% of the sum of their base salary and bonus.
The named executive officers have the opportunity to allocate the investment of the funds in their participant employee account among more than thirty investment options, including an option to invest in our common shares. In the case of the option to invest in our common shares, the DC Plan provides the opportunity to acquire our common shares on a pre-tax basis.
Frozen Defined Benefit Plan
We sponsor the DB Plan, a defined benefit pension plan for substantially all employees who met eligibility requirements and were enrolled prior to June 30, 1998. The DB Plan was frozen effective June 30, 1998. None of our named executive officers are participants in the DB Plan.
Potential Payments Upon Termination or Change In Control
This section addresses the rights of our named executive officers under their employment agreements and other compensation plans and arrangements in the event their employment with us is terminated or upon a change in control, as defined below. The payments that a named executive officer would be entitled to receive upon termination or a change in control are not considered by the Compensation Committee when making annual compensation decisions for the named executive officers and do not factor into decisions made by us regarding other compensation elements.
The narrative discussion and tables below set forth the compensation payable to each named executive officer (or his beneficiaries, as applicable) as a result of his termination of employment with us under various scenarios or upon a change in control. The amounts shown in the tables below are based on the assumption that the named executive officer’s termination was effective as of February 2, 2019, the final day of 2018. The closing market price of our common shares on February 1, 2019, the final trading day of 2018, was $0.96. The actual amounts that would be payable in connection with the termination of a named executive officer or a change in control could only be determined at the time of the actual triggering event.
Upon termination, each participating named executive officer would receive his aggregate balance in our DC Plan, including the DC Plan Matching Contributions as set forth in the Summary Compensation Table and related footnotes above, subject to any required waiting period. However, the named executive officers are not entitled to receive compensation for any unused vacation days upon termination.
Payments Upon Various Triggering Events at 2018 Fiscal Year-End
Termination by Us For Good Cause or Termination by Executive Without Good Reason
If we terminate a named executive officer for Good Cause (as defined below) or a named executive officer terminates his employment with us without Good Reason (as defined below), the executive will be entitled to receive any earned and unpaid base salary, and certain accrued and unpaid benefits, through the date of termination and will automatically forfeit any unvested restricted stock, restricted stock units, performance share units, performance units, SARs, stock options or similar rights as of the date of termination.

Termination by Reason of Death, Disability or Retirement
If a named executive officer’s employment with us terminates as a result of his death, disability or retirement, (1) the executive will be entitled to receive any base salary earned and unpaid, and certain benefits accrued and unpaid, through the date of termination, (2) all unvested restricted stock, restricted stock units, SARs, stock options or similar rights held by the executive will fully vest as of, and (in the case of SARs and stock options) be exercisable for one year following, the date of termination and (3) all unvested performance share units and performance units will vest at the target level and be payable to the executive.

Source of Payment	Mr. Glazer	Mr. Weber	Mr. Hunter
Vesting of Restricted Stock / Restricted Stock Units ($)	761,811	307,597	171,330
Vesting of Performance Share Units / Performance Units (at target level) ($)	615,789	203,163	120,806
Total ($)	1,377,600	510,760	292,136
Termination by Us Without Good Cause or Termination by Executive For Good Reason
If we terminate a named executive officer without Good Cause or a named executive officer terminates his employment with us for Good Reason, the named executive officer will be entitled to receive any base salary earned and unpaid, and certain benefits accrued and unpaid, through the date of termination, and the following:

•	severance in an amount equal to two times his base salary in the case of Mr. Glazer;

•
in the case of the other named executive officers, severance in an amount equal to the aggregate of his base salary plus performance incentive bonus at the target level as in effect as of the date of termination;

•
the performance incentive bonus for the fiscal year in which the termination occurs prorated through the date of termination; provided, however, the named executive officer will not receive any portion of the performance incentive bonus unless the Board determines that the performance incentive bonus was earned and the executive would have been entitled to receive it had the termination not occurred;

•
in the case of Mr. Glazer, all unvested restricted stock held by him will fully vest as of the date of termination and all unvested performance share units at or above the 50th percentile of achievement as of the termination date will vest on a prorated basis at the target level and be payable to him;

•
continuation of healthcare benefits to which the named executive officer is participating as of the date of termination for a period of 18 months, in the case of Mr. Glazer, and 12 months, in the case of the other named executive officers, from the date of termination; and

•	outplacement services for a period of 12 months from the date of termination up to a maximum of $15,000.

In the following table, the benefits continuation amounts shown include the estimated premiums to be paid by us on behalf of the named executive officer for healthcare insurance.

Source of Payment	Mr. Glazer	Mr. Weber	Mr. Hunter
Severance ($)	2,100,000	892,500	768,000
2018 Performance Incentive Bonus ($)	0	0	0
Vesting of Restricted Stock ($)	761,811	0	0
Vesting of Performance Share Units and Performance Units (at target level) ($)	0	0	0
Healthcare Benefits ($)	44,094	22,972	15,883
Outplacement ($)	15,000	15,000	15,000
Total ($)	2,920,905	930,472	798,883

Change in Control - Termination Without Good Cause or Termination by Executive For Good Reason
If a change in control occurs, and during the period beginning six months before and ending 24 months after the change in control, we or our successor terminates the named executive officer’s employment without Good Cause or the named executive officer terminates his employment with Good Reason, the named executive officer will be entitled to receive any base salary earned and unpaid, and certain benefits accrued and unpaid, through the date of the change in control or termination, and the following:

•
severance in an amount equal to three times, in the case of Mr. Glazer, and two times, in the case of the other named executive officers, the aggregate of his base salary plus performance incentive bonus at the target level as in effect as of the date of the change in control or termination;

•	the performance incentive bonus for the fiscal year in which the termination occurs prorated through the date of termination;

•
all unvested restricted stock, restricted stock units, SARs, stock options or similar rights will fully vest and all unvested performance share units and performance units will vest at the target level and be payable as of the date of the change in control;

•
continuation of healthcare benefits to which the named executive officer is participating as of the date of change in control or termination for a period of 36 months, in the case of Mr. Glazer, and 24 months in the case of the other named executive officers, from the date of the change in control or termination;

•	outplacement services for a period of 12 months from the date of the change in control or termination up to a maximum of $15,000; and

•
financial planning allowance for a period of 36 months in the case of Mr. Glazer, and 24 months in the case of the other named executive officers, from the date of the change in control or termination.

If any payment to the named executive officer due to a change in control subjects the executive to any excise tax, we will not pay to the executive a gross-up payment to compensate him for the amount of the excise tax.
The payments and benefits provided in connection with a change in control are intended to help provide us with continuity of management and continued focus on the business by senior management in the event of a change in control.
In the following table, the benefits continuation amounts shown include the estimated premiums to be paid by us on behalf of the named executive officer for healthcare insurance.

Source of Payment	Mr. Glazer	Mr. Weber	Mr. Hunter
Severance ($)	6,300,000	1,785,000	1,536,000
2018 Performance Incentive Bonus ($)	0	0	0
Vesting of Restricted Stock / Restricted Stock Units ($)	761,811	307,597	171,330
Vesting of Performance Share Units and Performance Units (at target level) ($)	615,789	203,163	120,806
Healthcare Benefits ($)	88,189	45,943	31,766
Outplacement ($)	15,000	15,000	15,000
Financial Planning ($)	30,000	10,000	10,000
Total ($)	7,810,789	2,366,704	1,884,903
Change in Control - Without Termination
If a change in control occurs, all unvested restricted stock, restricted stock units, SARs, stock options or similar rights will fully vest and all unvested performance share units and performance units will vest at the target level and be payable to the named executive officer as of the date of the change in control.

Source of Payment	Mr. Glazer	Mr. Weber	Mr. Hunter
Vesting of Restricted Stock / Restricted Stock Units ($)	761,811	307,597	171,330
Vesting of Performance Share Units and Performance Units (at target level) ($)	615,789	203,163	120,806
Total ($)	1,377,600	510,760	292,136

Change in Control Described
A “change in control” shall be deemed to have occurred:

•
on such date, within the 12-month period following the date that any one person, or more than one person acting as a group (as defined in §1.409A 3(i)(5)(v)(B) of the Treasury Regulations), acquires ownership of stock that represents 25% or more of the combined voting power of our then outstanding securities (“Trigger Date”), that a majority of the individuals who, as of the Trigger Date, constitute the Board (“Incumbent Board”) are replaced by new members whose appointment or election is not endorsed by a majority of the members of the Incumbent Board before the date of such appointment or election;

•
as of the date that any one person, or more than one person acting as a group (as defined in §1.409A-3(i)(5)(v)(B) of the Treasury Regulations), acquires ownership of stock that, together with stock held by such person or group, constitutes more than 50% of either (1) the then outstanding shares of our common stock or (2) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; provided, however, if any one person or more than one person acting as a group, is considered to own more than 50% of the total fair market value or total voting power of our stock, the acquisition of additional stock by the same person or persons shall not be considered to cause a change in control; or

•
on the date any one person, or more than one person acting as a group (as defined in §1.409A-3(i)(5)(v)(B) of the Treasury Regulations), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) all, or substantially all, of our assets, except for any sale, lease exchange or transfer resulting from any action taken by any creditor of ours in enforcing its rights or remedies against any of our assets in which such creditor holds a security interest. Provided further, a transfer of assets by us shall not be treated as a change in control if the assets are transferred to: (1) a shareholder of ours (immediately before the asset transfer) in exchange for or with respect to its stock; (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by us; (3) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all our outstanding stock; or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in this paragraph. For purposes of this paragraph and except as otherwise provided in clause (1), a person’s status is to be determined immediately after the transfer of the assets.

Good Cause and Good Reason Defined
As used in this discussion, the definitions for Good Cause and Good Reason are as follows:

•
“Good Cause” means: (1) the named executive officer’s criminal conviction of a felony by a federal or state court of competent jurisdiction including any plea of guilty or no contest; (2) a material and significant act of dishonesty by the named executive officer relating to us; (3) a failure to comply with our Code of Ethics and Business Conduct; or (4) the named executive officer’s failure to follow a direct, reasonable and lawful order from the Board within the reasonable scope of his position, which failure, if remediable, is not remedied within thirty days after written notice to the named executive officer.

•
“Good Reason” shall exist if, without the named executive officer’s express written consent, we: (1) materially reduce or decrease the named executive officer’s base salary or incentive compensation opportunity level from the level in effect on the effective date of the employment agreement (or some subsequent higher level put into effect by the Board subsequent to the effective date of the employment agreement), unless such reduction or decrease is in connection with an across-the-board reduction or decrease in the base salaries or incentive compensation opportunity levels of all of our other senior level executives; (2) willfully fail to include the named executive officer in any incentive compensation plans, bonus plans, or other plans and benefits provided by us to other executive level executives; (3) materially reduces, decreases or diminishes the nature, status or duties and responsibilities of the named executive officer’s position from those in effect on the effective date of the employment agreement, and such reduction, decrease or diminution is not reasonably related to or the result of an adverse change in the named executive officer’s performance of assigned duties and responsibilities; (4) hires an executive senior to the named executive officer; or (5) require the named executive officer to (a) regularly perform the duties and responsibilities of his position at, or (b) relocate the named executive officer’s principal place of employment to, a location which is more than fifty miles from the location of the named executive officer’s principal place of employment. Good Reason shall not include the death, disability or voluntary retirement of the named executive officer or any other voluntary action taken by or agreed to by the named executive officer related to his or her position or employment with us.

Timing of Payments
The payments provided in connection with the termination events will be paid as follows:

•	Severance payments will be made to the executive in regular payroll payments throughout the severance period;

•	Incentive bonus payments will be made to the executive in a lump sum on or around April 1 following the end of the fiscal year in which the termination occurred;

•	Benefits will be provided in accordance with our standard policies and practices;

•	Outplacement payments will be made directly to the entity providing outplacement services following receipt of an invoice or statement from the entity providing the outplacement services;

•	Financial planning reimbursements will be made in accordance with our or our successor’s policies and procedures; and
Deferred compensation payments will be made in accordance with the provisions of the DC Plan.
DIRECTOR COMPENSATION
The compensation of our non-employee directors is established by the Board at the recommendation of the Corporate Governance and Nominating Committee (referred to as the “CGNC” in this section). In developing its recommendations, the CGNC is guided by the following objectives: (1) non-employee directors should receive competitive compensation for the services they provide to a company of our size and complexity; and (2) compensation should align the interests of the directors with the long-term interests of our shareholders. As requested by the CGNC, its director compensation consultant (most recently, Willis Towers Watson) prepares competitive compensation analyses regarding both the Peer Group and the broader market for similarly situated companies and advises the CGNC on the level and design of compensation programs for non-employee directors. The Chair of the CGNC works directly with the CGNC’s director compensation consultant, if any, to determine the scope of the work needed to assist the CGNC in its compensation determinations. We reimburse our directors for the actual expenses they incur while attending, or otherwise participating in, Board meetings, committee meetings and ad hoc committee assignments.
Directors who are also our full-time employees receive no additional compensation for serving on the Board. Non-employee directors received the compensation described below for 2018.
Retainers and Fees
Board Retainer
Non-employee directors received a $60,000 annual retainer for service on the Board, which was earned and paid pro rata over their term at the beginning of each month. The annual retainer is intended to compensate the director for attendance at regularly scheduled quarterly Board meetings (including by teleconference) and up to two special meetings of the Board, as well as consultation and participation in meetings held for periodic updates.
Chairman Retainer
In addition to the annual board retainer, the Chairman of the Board received a $125,000 retainer for the fiscal year ended February 2, 2019, which was earned and paid pro rata over his term at the beginning of each month. For the fiscal year ending February 1, 2020, the retainer for the Chairman of the Board will be reduced to $62,500. The chairman retainer is intended to compensate the Chairman for the additional duties set forth in the Governance Guidelines.
Committee Chair Fees
The Chair of the Audit Committee received a committee chair fee of $20,000. The Chair of the Compensation Committee received a committee chair fee of $15,000. The Chair of the Corporate Governance and Nominating Committees received a committee chair fee of $12,500. The annual committee chair fee was earned and paid pro rata over the Chair’s term at the beginning of each month.
Special Board Meeting Fee
Beginning with the seventh meeting of the Board, directors received a special board meeting fee of $1,500 per meeting for their preparation and attendance at special meetings of the Board (including attendance by teleconference) called for the purpose of specific actions by the Board and held at times other than in conjunction with regular quarterly meetings of the Board. No additional meeting fee was paid for attendance at regular quarterly Board meetings and the first two special Board meetings.

Committee Meeting Fees
Non-employee directors received (1) a regular committee meeting fee of $1,500 per meeting for their preparation and attendance at regular quarterly meetings of the committees on which they serve (including by teleconference), and (2) a special committee meeting fee of $1,500 per meeting for (a) their preparation and attendance at committee meetings (including by teleconference) called for the purpose of specific actions by their committees and held at times other than in conjunction with regular quarterly meetings of their committees and (b) their preparation and attendance at ad hoc committee assignments held at times other than in conjunction with regular quarterly meetings of their committees or the Board. Non-committee members who voluntarily attend a committee meeting did not receive a fee.
Restricted Stock Awards
Initial Grant
Upon a non-employee director’s initial appointment or election, the director receives a restricted stock award valued at $100,000, based on the closing price of our common shares on the date of appointment or election, but prorated for the number of months the director will serve until the next annual meeting of our shareholders (“Initial Grant”). The Initial Grant cliff vests on the earlier of one year from the grant date or the date of the first annual meeting of our shareholders following the grant date.
Reelection Grant
Upon a non-employee director’s reelection to the Board, the director receives a restricted stock award the value of which is based on the closing price of our common shares on the date of reelection (“Reelection Grant”). For the fiscal year ended February 2, 2019, the reelected non-employee directors received a Reelection Grant valued at $100,000. For the fiscal year ending February 1, 2020, the reelected non-employee directors will be eligible to receive a Reelection Grant valued at $50,000. The Reelection Grant cliff vests on the earlier of one year from the grant date or the date of the first annual meeting of our shareholders following the grant date.
Forfeiture of Grants
A director will forfeit any unvested Initial Grant and Reelection Grants if he or she ceases to be a director at any time prior to the vesting date other than due to (1) the fact that the director’s age prohibits him or her from serving as a director per the Governance Guidelines, (2) death, (3) permanent disability (as determined by the Board) or (4) a change in control (as defined in the applicable equity incentive plan), at which time the unvested Initial Grant and Reelection Grant will fully vest.
Health Benefits
We have made arrangements with our medical provider to offer medical and dental coverage to the directors and their eligible family members. The cost to the directors is the same premiums our active employees pay through payroll deductions.

Director Compensation Table for 2018
The following table provides information concerning the compensation earned by each person who served as a non-employee director during 2018.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alan J. Barocas	87,426	100,000	—	—	—	187,426
Elaine D. Crowley	107,426	100,000	—	—	—	207,426
Diane M. Ellis	87,426	100,000	—	—	—	187,426
Earl J. Hesterberg	92,426	100,000	—	—	—	192,426
Lisa R. Kranc	92,426	100,000	—	—	—	192,426
William J. Montgoris	206,426	100,000	—	—	—	306,426
C. Clayton Reasor (3)	16,203	—	—	—	—	16,203
_________

(1)	The amounts shown in this column reflect the amount of cash compensation earned during 2018 for Board and committee service.

(2)
The amounts shown in the column reflect the grant date fair value of restricted stock awards granted in 2018 to the named directors valued in accordance with ASC 718 and is equal to the closing market price for 35,211 common shares on the date of grant.

(3) Effective March 22, 2018, Mr. Reasor resigned from the Board to devote his time and attention to health-related family matters.
ITEM 2: SAY-ON-PAY VOTE (ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION)
We are asking our shareholders to approve a non-binding, advisory resolution on the compensation of our named executive officers as disclosed in this Proxy Statement (commonly referred to as a “Say-on-Pay Vote”). The Board has adopted a policy providing for an annual Say-on-Pay Vote. In accordance with this policy and Section 14A of the Exchange Act, and as a matter of good corporate governance, the Board recommends that you vote FOR the following resolution:
RESOLVED, that the compensation paid to the named executive officers of Stage Stores, Inc., as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K is hereby APPROVED.
As described above in the Executive Compensation section of this Proxy Statement, the key objectives of our executive compensation program are to:

•	Enable us to attract, motivate and retain the executive talent required to successfully manage and grow our business and to achieve our short-term and long-term business objectives;

•
Maximize the long-term commitment of our executive officers to our success by providing compensation elements that align their interests with the interests of our shareholders by linking compensation elements directly to financial metrics that the Committee believes influence the creation of long-term shareholder value; and

•	Reward our executive officers upon the achievement of short-term and long-term business objectives and the creation of shareholder value.

Say-on-Pay Vote Recommendation
This vote on executive compensation is advisory, which means that the vote is not binding on the Board, the Compensation Committee or us. Although non-binding, the Board and the Compensation Committee will continue to consider the results of Say-on-Pay Votes in determining future executive compensation.
The affirmative vote of a majority of the votes cast is required to approve this advisory resolution. Broker discretionary voting of uninstructed shares is not permitted for a shareholder vote on executive compensation. Abstentions and broker non-votes, if any, will not be counted as votes cast on this item, and they will have no effect on the outcome of this item. If no voting instructions are given (excluding broker non-votes), the persons named as proxy holders on the proxy card will vote the common shares in accordance with the recommendations of the Board.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ABOVE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.
ITEM 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019
The Audit Committee appointed Deloitte & Touche LLP as our independent registered public accounting firm for 2019. This selection is being presented to the shareholders for their ratification.  Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.
Deloitte & Touche LLP has been our independent registered public accounting firm since 2001.  The Audit Committee has been advised by Deloitte & Touche LLP that it is an independent registered public accounting firm with respect to us within the meaning of the Exchange Act.
A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if so desired.
The affirmative vote of a majority of the votes cast is required to ratify the selection of Deloitte & Touche LLP. If you are a beneficial shareholder, your broker has discretionary authority under NYSE rules to vote your common shares on Item 3. Abstentions will not be counted as votes cast, and they will have no effect on the outcome of this item. If no voting instructions are given, the persons named as proxy holders on the proxy card will vote the common shares in accordance with the recommendations of the Board. In the event that the shareholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider (but may decide to maintain) its appointment of Deloitte & Touche LLP.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING RESOLUTION RATIFYING OUR APPOINTMENT OF AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
RESOLVED, that the appointment of Deloitte & Touche LLP, as the independent registered public accounting firm for Stage Stores, Inc. for 2019 is hereby RATIFIED.
AUDIT COMMITTEE MATTERS
Pre-Approval Policies
The Audit Committee has direct responsibility to select, retain, terminate, determine compensation and oversee the work of our independent registered public accounting firm.  Pre-approval by the Audit Committee is required for any engagement of our independent registered public accounting firm and the Audit Committee has established a pre-approval policy to prevent the provision of services that would impair the independence of our independent registered public accounting firm.  Under the policy, the Audit Committee annually pre-approves the audit and any non-audit services proposed to be provided by our independent registered public accounting firm.  Requests to provide services that require pre-approval by the Audit Committee are submitted to the Audit Committee by our Chief Financial Officer, Controller or other officer and our independent registered public accounting firm.   In determining whether to approve the engagement of our independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence.  The Audit Committee also considers the amount of audit related fees in comparison to all other fees paid to our independent registered public accounting firm and reviews such comparison each year.

Principal Accountant Fees and Services
The fees billed to us by Deloitte & Touche LLP, our independent registered public accounting firm, during the two most recently completed fiscal years, were as follows:

($ in thousands)	2018 ($)	2017 ($)
Audit Fees (1)	1,358	1,593
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	20	19
Total Fees	1,378	1,612
__________

(1)
Audit fees for 2018 and 2017 consisted of fees for (a) the audit of our annual financial statements, (b) the review of financial statements in our quarterly reports on Form 10-Q, (c) the audit of the effectiveness of our internal control over financial reporting, and (d) services that are provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
All other fees for 2018 and 2017 consisted of fees for services related to the audit of the financial statements of our nonqualified DC Plan, which are included in the DC Plan’s Annual Report on Form 11-K. All services were approved by the Audit Committee.

Audit Committee Report
The Audit Committee has reviewed and discussed the audited financial statements for 2018 with management and our independent registered public accounting firm, Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 1031, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence. Based on these reviews and discussions, the undersigned members of the Audit Committee recommended to the Board that our audited financial statements for 2018 be included in our Form 10-K for filing with the SEC.
Members of the Audit Committee
Elaine D. Crowley, Chair
Alan J. Barocas
Diane M. Ellis
William J. Montgoris
ITEM 4: APPROVE AMENDED AND RESTATED STAGE STORES 2017 LONG-TERM INCENTIVE PLAN
Based on the recommendation of the Compensation Committee (referred to as the “Committee” for purposes of this Item 4), the Board unanimously adopted the Amended and Restated 2017 LTIP on March 20, 2019. If our shareholders approve the Amended and Restated 2017 LTIP, it will become effective on June 6, 2019.
Our Board of Directors, the Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. We believe that the increase in the number of shares available for issuance by adopting the Amended and Restated 2017 LTIP is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. It will allow the Company to maintain and enhance the key policies and practices adopted by our management and Board of Directors that align employee and shareholder interests and to link compensation to our performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel.

The Amended and Restated 2017 LTIP is designed to promote our long-term financial success and business objectives in a manner consistent with our compensation philosophy. The Board believes that by offering our employees long-term equity and qualified performance-based compensation through the Amended and Restated 2017 LTIP, we promote the following key objectives of our compensation program:

•	aligning the interests of employees, outside directors and consultants with those of our shareholders through increased participant ownership of our common shares; and

•	attracting, motivating and retaining experienced and highly qualified employees, outside directors and consultants who will contribute to our financial success.

In order to enable the Company to continue to offer meaningful equity-based incentives, the Board believes that it is both necessary and appropriate to increase the number of shares available under the 2017 LTIP for these purposes. As of April 1, 2019, approximately 84,226 shares remained available for future grants under the 2017 LTIP. Additional details regarding our long-term incentive plans, including outstanding awards are presented in the sections that follow.

The Company expects to exhaust the existing share reserve of the 2017 LTIP on the date of the Annual Meeting of Shareholders and believes it is prudent to replenish the share reserve at this time. Accordingly, the Board of Directors believes it is in the best interests of the Company and its stockholders to amend and restate the 2017 LTIP to:

•	Increase the maximum authorized newly available common shares under the 2017 LTIP by 1,950,000 common shares from 1,300,000 to 3,250,000; and

•
Remove all references and provisions in the 2017 LTIP referencing or relating to Section 162(m) of the Internal Revenue Code of 1986, as amended, and including applicable rules, regulations and authoritative interpretations thereunder (“IRC”), that have become obsolete as a result of the repeal by the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) of the performance-based exemption from Section 162(m).

A summary of the principal features of the Amended and Restated 2017 LTIP is provided below but is qualified in its entirety by reference to the complete text of the Amended and Restated 2017 LTIP, which is set forth as Annex A to this Proxy Statement.
Significant Historical Award Information
On June 1, 2017, the 2017 LTIP replaced the 2008 Equity Incentive Plan (“2008 EIP”). The total number of common shares available for awards under the 2017 LTIP is equal to the sum of: (1) 1,300,000 newly issued common shares; (2) any of the 65,654 common shares remaining available for issuance under the 2008 EIP as of April 3, 2017 but not subject to previously exercised, vested or paid awards; and (3) any common shares subject to the 2,625,718 outstanding awards as of April 3, 2017 under the 2008 EIP that on or after such date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable common shares), including, but not limited to, common shares withheld to satisfy taxes related to any such awards that are not stock options or stock appreciation rights.
The annual run rate for 2016, 2017 and 2018 was 5.26%, 2.43% and 2.28%, respectively, resulting in a three-year average run rate of 3.32%. The run rate was calculated as follows: total number of common shares underlying equity-related awards granted in any given fiscal year divided by the weighted-average number of common shares outstanding during that fiscal year. We have maintained a reasonable annual run rate by limiting the awards settled in shares and increasing the number of awards settled in cash. As part of our effort to manage the run rate, we have limited the grant of restricted shares of common stock to the Company’s CEO and Non-Employee Directors. While we historically have granted restricted shares of common stock to other eligible employees under the 2017 LTIP, we now grant restricted stock units and/or performance units that are settled in cash, instead of common stock. It is our intention to continue to manage our run rate over time to reasonable levels while ensuring that our executive compensation program is competitive and motivational.

Equity Compensation Plan Information as of Fiscal Year End
The following table summarizes information as of our fiscal year ended February 2, 2019 relating to our equity compensation plans pursuant to which our common shares may be issued.

Plan category	Number of securities to be issued upon exercises of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (1)
Equity compensation plans approved by security holders:
2008 Equity Incentive Plan (2)	—	—	—
Stage Stores, Inc. Amended and Restated 2003 Non-Employee Director Equity Compensation Plan (3)	—	—	225,000
2017 LTIP	—	—	1,034,124
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	1,259,124

(1)
We had 648,044 shares of unvested restricted stock outstanding under the 2008 EIP and 731,572 shares of unvested restricted stock outstanding under the 2017 LTIP. We also had 940,000 unvested performance share units outstanding under the 2008 EIP and 560,000 unvested performance share units outstanding under the 2017 LTIP, which represent the maximum number of common shares that may be earned under the respective plans.

(2)	On June 1, 2017, the 2017 LTIP replaced the 2008 EIP. Consequently, no shares are available for grant under the 2008 EIP, and instead, shares rollover to the 2017 LTIP as they become available.

(3)
Under the Stage Stores, Inc. Amended and Restated 2003 Non-Employee Director Equity Compensation Plan (“2003 NDEC Plan”), non-employee directors had the option to elect to receive their fees or retainers in restricted stock or deferred stock units in lieu of cash. No other grants were permitted under the 2003 NDEC Plan and grants made pursuant to it were not eligible for matching or a premium.

Equity Compensation Plan Information Subsequent to Fiscal Year End

Effective March 22, 2019, the 2003 NDEC Plan was terminated, including the shares previously authorized under it. Therefore, as of March 22, 2019, no shares are reserved for grant under the 2003 NDEC Plan.

Effective as of April 1, 2019:

•	844,347 and 1,906,572 (for a total of 2,750,919) restricted stock and performance share units were outstanding under the 2008 EIP and 2017 LTIP, respectively;

•	None of the outstanding equity awards were in the form of stock options or stock appreciation rights;

•
The 2008 EIP was frozen with the adoption of the 2017 LTIP, however, shares from the 2008 EIP are made available under the 2017 LTIP when forfeited or withheld to satisfy the tax obligation upon settlement; and

•	84,226 shares remained available for grant under the 2017 LTIP.

The Company made its annual grants for 2019 under the 2017 LTIP on March 26, 2019. The Company does not expect to make any further grants prior to the shareholder meeting, however, the remaining 84,226 shares currently available under the 2017 LTIP are insufficient for the Company to make reelection grants to the non-employee directors following the meeting.

Summary of Amended and Restated 2017 LTIP
Administration

Selection of participants in the Amended and Restated 2017 LTIP, the level of participation of each participant and the terms and conditions of all awards will be determined by the Committee. Each member of the Committee will be an “independent director” for purposes of our Governance Guidelines, the Committee’s charter and the NYSE listing requirements; and a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Currently, the Committee is comprised of three directors, each of whom meets all of these criteria. Consistent with the purpose of the Amended and Restated 2017 LTIP, the Committee will have the discretionary authority to (1) interpret the Amended and Restated 2017 LTIP, (2) prescribe, amend and rescind rules and regulations relating to the Amended and Restated 2017 LTIP, and (3) make all other determinations necessary or advisable for the administration or operation of the Amended and Restated 2017 LTIP. The Committee may delegate authority to administer the Amended and Restated 2017 LTIP as it deems appropriate, subject to the express limitations set forth in the Amended and Restated 2017 LTIP.

Limits on Awards

No more than 1,300,000 common shares may be issued pursuant to grants of incentive stock options (“ISOs”) during the term of the Amended and Restated 2017 LTIP. A participant may receive multiple awards under the Amended and Restated 2017 LTIP. Awards shall be limited to the following per participant annual fiscal year amounts:

Award Type	Annual Limit per Participant
Stock Options	750,000 common shares
Stock Appreciation Rights (“SARs”)	750,000 common shares
Restricted Stock	750,000 common shares
Restricted Stock Units	750,000 common shares
Deferred Stock Units	750,000 common shares
Performance Shares, Performance Share Units and Performance Units	750,000 common shares or equivalent value
Cash-Based Awards	Greater of $5,000,000 or the value of 750,000 common shares
Other Stock-Based Awards	750,000 common shares
Dividend and Dividend-Equivalent Rights	$2,000,000
All Award types granted to an Outside Director	200,000 common shares

The common shares available for issuance under the Amended and Restated 2017 LTIP will include our authorized but unissued common shares and treasury shares. Subject to the terms of the Amended and Restated 2017 LTIP, common shares covered by an award will only be counted as used to the extent they are actually issued. To the extent that any award payable in common shares (1) terminates by expiration, forfeiture, cancellation or otherwise without the issuance of such common shares, (2) is settled in cash in lieu of common shares, (3) is withheld to satisfy tax withholding obligations with respect to full value awards, or (4) is exchanged with the Committee’s permission prior to the issuance of common shares for awards not involving common shares, the common shares covered thereby may again be made subject to awards under the Amended and Restated 2017 LTIP. However, common shares which are (a) not issued or delivered as a result of the net settlement of a stock option or stock-settled SAR, (b) withheld to satisfy tax withholding obligations on a stock option or SAR, (c) tendered to pay the exercise price of a stock option or the grant price of a SAR, or (d) repurchased on the open market with the proceeds of a stock option exercise will no longer be eligible to be again available for grant under the Amended and Restated 2017 LTIP. To the extent permitted by applicable law or stock exchange rule, common shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us shall not be counted against the common shares available for grant pursuant to the Amended and Restated 2017 LTIP.

Minimum Vesting Requirements for Awards

Except with respect to a maximum of five percent of the shares authorized under the Amended and Restated 2017 LTIP, all awards granted under the Amended and Restated 2017 LTIP shall vest over a period that is not less than one year. However, the Committee may permit acceleration of vesting of awards in the event of a participant’s death or disability or in the event of a change in control.

Eligibility and Participation

Consistent with the purposes of the Amended and Restated 2017 LTIP, the Committee has exclusive power (except as may be delegated as permitted in the Amended and Restated 2017 LTIP) to select the key employees, non-employee Directors and consultants, its subsidiaries and its affiliates who may participate in the Amended and Restated 2017 LTIP and be granted awards under the Amended and Restated 2017 LTIP.  Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. As of the date of February 2, 2019, the Company had 13,643 employees total, 225 of whom (including six executive officers), plus six non-employee Directors, and no consultants were eligible to participate in the Amended and Restated 2017 LTIP.

Types of Awards

The Amended and Restated 2017 LTIP permits grants of (1) non-qualified stock options (“NQSOs”), (2) ISOs as defined in Section 422 of the IRC, (3) SARs, (4) restricted stock, (5) restricted stock units, (6) deferred stock units, (7) performance shares, (8) performance share units, (9) performance units, (10) cash-based awards, and (11) other stock-based awards.

Term, Amendment and Termination

The Amended and Restated 2017 LTIP will have a term of 10 years expiring on June 1, 2027, unless terminated earlier by the Board. Although the Board or the Committee may amend or alter the Amended and Restated 2017 LTIP, it may not do so without shareholder approval of any amendment or alteration to the extent shareholder approval is required by law, regulation or stock exchange rule. In addition, any amendment, alteration or termination of the Amended and Restated 2017 LTIP or an award agreement may not adversely affect any outstanding award to a participant without the consent of that participant other than amendments for the purpose of (1) causing the Amended and Restated 2017 LTIP to comply with applicable law, (2) permitting us to receive a tax deduction under applicable law, or (3) avoiding an expense charge to us or our affiliates.

Federal Income Tax Treatment of Awards

The following summary discussion of the United States federal income tax implications of awards under the Amended and Restated 2017 LTIP is based on the provisions of the IRC as of the date of this Proxy Statement. This summary is not intended to be exhaustive and does not, among other things, describe state, local or foreign tax consequences and such tax consequences may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions could vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant, vesting or exercise of awards and the disposition of any acquired common shares.

Incentive Stock Options

ISOs may only be granted to our employees. No taxable ordinary income to the participant or a deduction to us will be realized at the time the ISO is granted or exercised. If the participant holds the common shares received as a result of an exercise of an ISO for at least two years from the grant date and one year from the exercise date, then (1) any gain realized on disposition of the common shares is treated as a long-term capital gain and any loss sustained will be a long-term capital loss and (2) we are not entitled to a deduction. If the common shares acquired by an exercise of an ISO are disposed of within either of these periods (i.e., a “disqualifying disposition”), then the participant must include in his or her income, as taxable compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the common shares upon exercise of the stock option over the stock option exercise price (or, if less, the excess of the amount realized upon disposition over the stock option exercise price). In such case, we will generally be entitled to a deduction, generally in the year of such a disposition, for the amount includible in the participant’s income as taxable compensation. The participant’s basis in the common shares acquired upon exercise of an ISO is equal to the stock option exercise price paid, plus any amount includible in his or her income as a result of a disqualifying disposition. The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from ISOs.

Non-Qualified Stock Options

A NQSO results in no taxable income to the participant or deduction to us at the time it is granted. A participant exercising a NQSO will, at that time, realize taxable compensation in the amount of the difference between the stock option exercise price and the then-current fair market value of the common shares. Subject to the applicable provisions of the IRC, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the participant.

The participant’s basis in such common shares is equal to the sum of the stock option exercise price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the common shares will be a long-term or short-term gain (or loss), depending upon the holding period of the common shares.

If a participant tenders previously owned common shares in payment of the NQSO exercise price, then, instead of the treatment described above, the following generally will apply: (1) a number of new common shares equal to the number of previously owned common shares tendered will be considered to have been received in a tax-free exchange; (2) the participant’s basis and holding period for such number of new common shares will be equal to the basis and holding period of the previously owned common shares exchanged; (3) the participant will have compensation income equal to the fair market value on the exercise date of the number of new common shares received in excess of such number of exchanged common shares; (4) the participant’s basis in such excess shares will be equal to the amount of such compensation income; and (5) the holding period in such common shares will begin on the exercise date.

Stock Appreciation Rights

Generally, a participant that receives a SAR will not recognize taxable income at the time the SAR is granted. If a participant receives the appreciation inherent in a SAR in cash, the cash will be taxed as ordinary compensation income to the participant at the time it is received. If a participant receives the appreciation inherent in a SAR in common shares, the spread between the then-current fair market value of the common shares and the grant price will be taxed as ordinary compensation income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of a SAR. However, upon the settlement of either form of SAR, we will generally be entitled to a deduction equal to the amount of ordinary income the participant is required to recognize as a result of the settlement.

If the amount a participant receives upon disposition of the common shares that the participant acquired by exercising a SAR is greater than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the excess will be treated as a long-term or short-term capital gain, depending on the holding period of the common shares. Conversely, if the amount a participant receives upon disposition of the common shares that the participant acquired by exercising a SAR is less than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the difference will be treated as a long-term or short-term capital loss, depending on the holding period of the common shares.

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Amended and Restated 2017 LTIP, unless the participant makes a Section 83(b) election described below. A participant who has not made such an election will recognize ordinary compensation income at the time the restrictions on the common shares lapse in an amount equal to the fair market value of the common shares at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common shares on the date the restrictions lapse).

Deferred Stock Units

Generally, a participant who defers compensation into deferred stock units will not recognize income at the time the compensation would otherwise have been paid to the participant. Upon the settlement of the deferred stock unit, the participant will be taxed on the then-current fair market value of the shares or cash paid and we will be entitled to a deduction equal to the amount of ordinary compensation income the participant is required to recognize as a result of the settlement.

Other Awards

The current United States federal income tax consequences of other awards authorized under the Amended and Restated 2017 LTIP are generally in accordance with the following: (1) the fair market value of other stock-based awards is generally subject to ordinary compensation income tax at the time the restrictions lapse, unless the participant elects to accelerate recognition as of the date of grant; and (2) the amount of cash paid (or the fair market value of the common shares issued) to settle restricted stock units, performance shares, performance share units, performance units and cash-based awards is generally subject to ordinary compensation income tax. In each of the foregoing cases, we will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary compensation income.

Dividend-Equivalent Rights

Participants may be granted dividend-equivalent rights in connection with any award other than a stock option or SAR. A participant who receives dividend-equivalent rights with respect to an award between the grant date and the date the award is exercised, payable or vests or when the restrictions lapse or expires (as the terms of the awards dictate) will recognize ordinary compensation income equal to the value of cash or common shares delivered and we will generally be entitled to a corresponding deduction for such dividends.

Section 83(b)

A participant may elect pursuant to Section 83(b) of the IRC to have compensation income recognized at the grant date of an Award of restricted stock, restricted stock units or performance units and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, we will generally be entitled to a corresponding tax deduction equal to the value of the Award affected by this election. If the participant who has made an election subsequently forfeits the Award, then the participant will not be entitled to deduct the amount previously recognized as income.

Section 409A

Section 409A of the IRC imposes certain restrictions on amounts deferred under nonqualified deferred compensation plans and a 20% excise tax on amounts that are subject to, but do not comply with, Section 409A of the IRC. If the requirements of Section 409A are not complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. Section 409A of the IRC includes a broad definition of nonqualified deferred compensation plans, which includes certain types of equity incentive compensation. It is intended that the awards granted under the Amended and Restated 2017 LTIP will comply with or be exempt from the requirements of Section 409A of the IRC and the treasury regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service).

Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of votes cast is required to approve the amendment to the 2017 LTIP to increase the aggregate number of shares available to be granted under the 2017 LTIP. In accordance with the NYSE rules, abstentions are considered to be, and will be counted as, votes against this proposal. However, broker non-votes, if any, will not be counted as votes cast and, therefore, will have no effect on the outcome of this proposal. If no voting instructions are given (excluding broker non-votes), the persons named as proxy holders on the proxy card will vote the common shares in accordance with the recommendations of the Board.
Your Board of Directors recommends a vote FOR approval of the adoption of the Amended and Restated 2017 LTIP.

ADDITIONAL INFORMATION
Annual Report on Form 10-K
A copy of our 2018 Annual Report on Form 10-K will be furnished without charge to shareholders, upon written request to Stage Stores, Inc., Attn: Investor Relations, 2425 West Loop South, Houston, Texas 77027. Our 2018 Annual Report on Form 10-K may also be accessed in the Financial Reports section of our website (corporate.stage.com/financial-reports).
Electronic Access to Proxy Statement and Annual Report
This Proxy Statement, our Annual Report to Shareholders for 2018 and our Annual Report on Form 10-K for 2018 are available to review at envisionreports.com/SSI for registered shareholders and at edocumentview.com/SSI for beneficial shareholders. This Proxy Statement and our Annual Report on Form 10-K for 2018 are also available on the SEC’s EDGAR database located at sec.gov.
Documents Available in Print
In addition to being available in the Corporate Governance section of our website (corporate.stage.com/corporate-governance), the charters of our Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee, our Governance Guidelines, our Code of Ethics for Senior Officers, and our Code of Ethics and Business Conduct are available in print to any shareholder who requests them. Written requests should be made to Stage Stores, Inc., Attn: Investor Relations, 2425 West Loop South, Houston, Texas 77027.
Solicitation of Proxies
This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Internet Availability (or, if requested, paper copies of this Proxy Statement, the Notice of Annual Meeting of Shareholders and the proxy card) to shareholders of record on the Record Date, the brokers, banks and other nominees holding our common shares for beneficial holders must, at our expense, provide our proxy materials to persons for whom they hold our common shares. Solicitation may also be made by our officers and other employees personally or by telephone, mail or electronic mail. Any of our officers or employees who assist with solicitation will not receive any additional compensation. The cost of the solicitation will be borne by us. D.F. King & Co. has been retained to assist in soliciting proxies at an estimated fee of $7,000, plus reasonable expenses.
Shareholder Proposals
Shareholder proposals intended to be presented at our 2020 annual meeting of shareholders must be received by our Secretary at our corporate office on or before December 27, 2019 to be eligible for inclusion in our 2020 proxy statement and form of proxy. Such proposals must be submitted in accordance with Rule 14a-8 of the Exchange Act. Any shareholder intending to present a proposal at our 2020 annual meeting of shareholders without inclusion of that proposal in our 2020 proxy materials, must provide written notice of the proposal to our Secretary at our corporate office on or before March 11, 2020. If we do not receive such notice on or before such deadline or we meet additional requirements of the SEC rules, proxies solicited by the Board for our 2020 annual meeting of shareholders will confer discretionary authority on the proxy holders named therein to vote on the relevant shareholder proposal at the 2020 annual meeting of shareholders. Proposals and notices of intention to present proposals should be addressed to our Secretary as follows: Stage Stores, Inc., Attn: General Counsel and Secretary, 2425 West Loop South, 11th Floor, Houston, Texas 77027.
OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, including any adjournment thereof, common shares represented by proxies received in response to this solicitation will be voted on such matter in accordance with the recommendation of the Board.
By Order of the Board of Directors,
Jennifer E. Costa
Senior Vice President,
General Counsel and Secretary

ANNEX A

STAGE STORES
2017 LONG-TERM INCENTIVE PLAN
EFFECTIVE MARCH 23, 2017
AS
AMENDED AND RESTATED EFFECTIVE JUNE 6, 2019

STAGE STORES
2017 LONG-TERM INCENTIVE PLAN
AS
AMENDED AND RESTATED June 6, 2019
Article 1. Establishment, Purpose, and Duration

1.1
Establishment. Stage Stores, Inc., a Nevada corporation (hereinafter referred to as the “Company”), established the Stage Stores 2017 Long-Term Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Share Units, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.
This Plan was initially effective on March 23, 2017 (“Effective Date”) and obtained shareholder approval on June 1, 2017. The Plan is hereby amended and restated June 6, 2019 (the “Restatement Date”). The Restated Plan shall apply to any Awards granted after the Restatement Date. Any Awards issued prior to the Restatement Date shall continue to be governed by the terms of the Plan prior to the Restatement Date.

1.2
Purpose of this Plan. This Plan is intended to promote the Company’s long-term financial success by motivating performance through incentive compensation and to encourage Participants to acquire ownership interests in the Company. This Plan is also intended to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company and its Affiliates may attract able individuals to become Employees or serve as Directors or Third Party Service Providers of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3
Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

1.4	No New Grants Under Prior Plan. This Plan is the successor plan to the Prior Plan. After the Effective Date, no additional grants will be made under the Prior Plan.
Article 2. Definitions
Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1
“Affiliate” shall mean (a) in the case of an ISO, a “parent corporation” or a “subsidiary corporation” of the Company, as those terms are defined in Code Sections 424(e) and (f), respectively; and (b) in all other cases, any other entity regardless of its form (including, but not limited to, a partnership or a limited liability company) that directly or indirectly controls, is controlled by or is under common control with, the Company within the meaning of Code Section 414(b), as modified by Code Section 409A.

2.2	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3
“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Share Units, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4
“Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5	“ASC” means the Accounting Standards Codification.

2.6	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.7	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.8	“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 11.

2.9
“Cause” means the term set forth in a written agreement between a Participant and the Company or any applicable Award Agreement, but if there is no such agreement or no such definition, Cause means a finding by the Committee that the Participant (a) has breached his or her employment or service contract with the Company or an Affiliate, (b) has engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (c) has disclosed trade secrets or confidential information of the Company or an Affiliate to persons not entitled to receive such information, (d) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Company or an Affiliate, (e) has failed to comply with the Company’s Code of Ethics and Business Conduct, or (f) has engaged in such other behavior determined in the reasonable discretion of the Committee to be materially detrimental to the interests of the Company or an Affiliate.

2.10	“Change in Control” means any one or more of the following events:

(a)
Any person or group (as defined for purposes of Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of 25 percent or more of the outstanding equity securities of the Company entitled to vote for the election of directors;

(b)
A majority of the members of the Board of Directors then in office is replaced within any period of two years or less by directors not nominated and approved by a majority of the directors in office at the beginning of such period (or their successors so nominated and approved), or a majority of the Board of Directors at any date consists of persons not so nominated and approved; or

(c)
The consummation of a merger or consolidation with another entity or the sale or other disposition of all or substantially all of the Company's assets (including, without limitation, a plan of liquidation), which has been approved by shareholders of the Company.

Provided, however, the other provisions of this Section 2.10 notwithstanding, the term “Change in Control” shall not mean any merger, consolidation, reorganization, or other transaction in which the Company exchanges or offers to exchange newly-issued or treasury Shares representing 25 percent or more, but less than 50 percent, of the outstanding equity securities of the Company entitled to vote for the election of directors, for 51 percent or more of the outstanding equity securities entitled to vote for the election of at least the majority of the directors of a corporation other than the Company or an Affiliate (the “Acquired Corporation”), or for all or substantially all of the assets of the Acquired Corporation.
Provided further, if a Change in Control constitutes a payment event with respect to any Award that provides for the deferral of compensation and is subject to Code Section 409A, payments to be made upon a Change in Control shall only be made upon a “change in control event” within the meaning of Code Section 409A.

2.11
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable rules, regulations, and authoritative interpretations thereunder and any successor or similar provision.

2.12
“Committee” means the Compensation Committee of the Board or such other committee to which the Board assigns the responsibility of administering this Plan. The Committee shall consist of at least three members of the Board, each of whom may serve on the Committee only if the Board determines that he or she (a) is a “Non-employee Director” for purposes of Rule 16b-3 under the Exchange Act, and (b) qualifies as “independent” in accordance with applicable stock exchange listing standards. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.13	“Company” means Stage Stores, Inc., a Nevada corporation, and any successor thereto as provided in Article 23 herein.

2.14	“Deferred Annual Amount” has the meaning set forth in Section 9.1.

2.15
“Deferred Stock Unit” means a Participant’s contractual right to receive a stated number of Shares or, if provided by the Committee on the Grant Date, cash equal to the Fair Market Value of such Shares, under this Plan at the end of a specified period of time or upon the occurrence of a specified event, as further described in Section 9.1.

2.16	“Deferral Election Form” has the meaning set forth in Section 9.1.

2.17	“Director” means any individual who is a member of the Board of Directors of the Company or the board of directors of any Affiliate of the Company.

2.18
“Disability” means the term set forth in a written agreement between a Participant and the Company or any applicable Award Agreement, but if there is no such agreement or no such definition, Disability means:

(a)	With respect to ISOs, as that term is defined in Code Section 22(e)(3);

(b)
If Disability constitutes a payment event with respect to any Award that is subject to Code Section 409A, Disability shall mean, unless the Committee determines otherwise in accordance with Code Section 409A, that the Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, (ii) by reason of any readily determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of at least three (3) months under an accident and health plan covering employees of the Participant’s employer, or (iii) determined to be totally disabled by the Social Security Administration or the Railroad Retirement Board; and

(c)
Unless the Committee determines otherwise, with respect to any other Award, a physical or mental condition that, for more than six (6) consecutive months, renders the Participant incapable, with reasonable accommodation, of performing his or her assigned duties on a full-time basis.

2.19
“Dividend-Equivalent Right” means the right to receive an amount, calculated with respect to a Full Value Award, which is determined by multiplying the number of Shares subject to the applicable Award by the per-Share cash dividend, or the per-Share Fair Market Value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on Shares.

2.20	“Effective Date” has the meaning set forth in Section 1.1.

2.21	“Elective Deferred Stock Units” has the meaning set forth in Section 9.1.

2.22	“Eligible Individual” means an individual who is an Employee, Director, and/or Third Party Service Provider.

2.23	“Employee” means any employee of the Company or any of its Affiliates.

2.24	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.25	“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.26
“Fair Market Value” or “FMV” means a price that is equal to the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee and, to the extent applicable, in a manner consistent with Code Section 409A. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing price of a Share during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate taking into account all information material to the value of the Company within the meaning of Code Section 409A.

2.27	“FASB” means the Financial Accounting Standards Board.

2.28	“Full Value Award” means an Award other than an ISO, NQSO, or SAR, which is settled by the issuance of Shares.

2.29	“Grant Date” means the later of (a) the date the Committee establishes the terms of an Award, or (b) any later date specified in the Award Agreement.

2.30	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.31
“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that meets the rules and requirements of Code Section 422, or any successor provision.

2.32
“Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company or an Affiliate, or a more than 10 percent Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.33	“Nonemployee Director” means a Director who is not an Employee.

2.34	“Nonemployee Director Award” means any Award granted to a Nonemployee Director as described in Article 12.

2.35	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.36	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.37	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 11.

2.38	“Participant” means any Eligible Individual to whom an Award is granted.

2.39
“Performance Measures” means business criteria or measures as described in Article 13 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan.

2.40	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.41
“Performance Share” means a grant of a stated number of Shares to a Participant under this Plan that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with this Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.42
“Performance Share Unit” means a Participant’s contractual right to receive a stated number of Shares or, if provided by the Committee on or after the Grant Date, cash equal to the Fair Market Value of such Shares, under this Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with this Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.43
“Performance Unit” means a Participant’s contractual right to receive a cash-denominated award, payable in cash or Shares, under this Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with this Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.44	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.45	“Plan” means the Stage Stores 2017 Long-Term Incentive Plan.

2.46	“Plan Year” means the Company’s fiscal year.

2.47	“Prior Plan” means the Stage Stores, Inc. Second Amended and Restated 2008 Equity Incentive Plan.

2.48	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.49	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant Date.

2.50
“Restriction Period” means the period when Restricted Stock, Restricted Stock Units, Deferred Stock Units and/or Other Stock-Based Awards are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion).

2.51
“Retirement” means the term set forth in a written agreement between a Participant and the Company or any applicable Award Agreement, but if there is no such agreement or no such definition, Retirement means the Termination Event of a Participant who: (a) has, upon the effective date of his or her termination or separation (“Trigger Date”), attained the age of sixty (60) years or older; (b) has, upon the Trigger Date, completed a number of years of employment with or service to the Company or its Affiliates that, when aggregated with the Participant’s age, is equal to or greater than seventy (70); (c) has, at least sixty (60) days prior to the Trigger Date (subject to waiver by the Company’s senior human resources officer), submitted to the Company’s senior human resources officer a written request for retirement, in a form satisfactory to the Company; (d) has had such written request approved in writing by a member of the Committee or the Company’s Chief Executive Officer, President or senior human resources officer; and (e) executes an irrevocable general release of claims and severance agreement in favor of the Company and its Affiliates.

2.52
“Share” means a common share of the Company, par value $.01 per share (as such par value may be amended from time to time), whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter, or a share of common stock of any successor pursuant to Article 23.

2.53	“Share Authorization” has the meaning set forth in Section 4.1(a).

2.54	“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.55
“Termination Event” means the occurrence of any act or event that causes a Participant to cease being an employee of the Company and any Affiliate, including, without limitation, death, Disability, Retirement, termination with or without Cause, dismissal, severance at the election of the Participant, or severance as a result of the discontinuance, liquidation, sale, or transfer by the Company or its Affiliates of a business owned or operated by the Company or any Affiliate. With respect to any Participant who is not an employee of the Company or any Affiliate, unless the Award Agreement states otherwise, a Termination Event shall occur when a Participant ceases to provide services as either a Third Party Service Provider or Nonemployee Director. A Termination Event shall occur with respect to a Participant who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate. Notwithstanding the foregoing, as described in Section 15.6, no Termination Event shall occur if the Participant continues to be an Employee, Director, or Third Party Service Provider after such termination. Provided, however, if a Termination Event constitutes a payment event with respect to any Award that provides for the deferral of compensation and is subject to Code Section 409A, payments to be made upon a Termination Event shall only be made upon a “separation from service” within the meaning of Code Section 409A.

2.56
“Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company or an Affiliate pursuant to a written agreement that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

3.1
General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals. Notwithstanding anything herein to the contrary, the administration of this Plan may, from time to time, be undertaken those members of the Board who satisfy the requirements for Committee membership set forth in Section 2.12. References in this Plan to the Committee shall include the Board or any subset of the Board that satisfy the requirements for Committee membership set forth in Section 2.12.

3.2
Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, (a) selecting Participants, (b) establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements and any ancillary document or materials, (c) granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, (d) construing any ambiguous provision of this Plan or any Award Agreement, (e) establishing performance goals, and for Qualified Performance-Based Awards, establishing and certifying satisfaction of performance goals, (f) subject to Article 21, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company or its Affiliates operate, and (g) making any other determination and taking any other action that it deems necessary or desirable for the administration or operation of this Plan and/or any Award Agreement. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among eligible individuals under this Plan, whether or not such individuals are similarly situated.

3.3
Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. Subject to applicable law, the Committee may authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of and make any such Awards; provided, however,

(i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to a Nonemployee Director or an Employee who is considered an Insider; and (ii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
Article 4. Shares Subject to this Plan and Award Limitations

4.1	Number of Shares Available for Awards.

(a)	Share Authorization. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares to be issued to Participants under this Plan (the “Share Authorization”) shall be:

(i)	3,250,000 Shares, plus

(ii)	the 65,654 Shares remaining available for issuance under the Prior Plan as of April 3, 2017 but not subject to previously exercised, vested or paid awards, plus

(iii)
any Shares subject to the 2,625,718 outstanding awards as of April 3, 2017 under the Prior Plan that on or after April 3, 2017 cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares), including, but not limited to, shares withheld to satisfy taxes related to any such awards that are not stock options or stock appreciation rights.

(b)	Limits on ISOs. The maximum number of Shares of the Share Authorization that may be issued pursuant to the exercise of ISOs granted under this Plan shall be 1,300,000 Shares.

(c)
Minimum Vesting Requirements for Awards. Except with respect to a maximum of five percent of the Share Authorization, all Awards granted under this Plan shall vest over a period that is not less than one (1) year. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of Awards in the event of the Participant’s death, Disability or a Change in Control.

4.2
Share Usage. Subject to the terms of this Plan, Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which (a) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, (b) are settled in cash in lieu of Shares, (c) are withheld to satisfy tax withholding obligations with respect to Full Value Awards, or (d) are exchanged with the Committee’s permission prior to the issuance of Shares for Awards not involving Shares, shall be available again to be issued under this Plan. Shares which are (i) not issued or delivered as a result of the net settlement of an Option or Share-settled SAR, (ii) withheld to satisfy tax withholding obligations on an Option or SAR issued under this Plan, (iii) tendered to pay the Exercise Price of an Option or the Grant Price of a Stock Appreciation Right under this Plan, or (iv) repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be again available to be issued under this Plan. To the extent permitted by applicable law or stock exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not be counted against Shares available for grant pursuant to this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares. This Plan is not an “evergreen” plan whereby additional Shares would be added to this Plan on an annual basis without shareholder approval.

4.3
Annual Award Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Section 4.4 and/or Section 21.2, shall apply to grants of such Awards under this Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be seven hundred fifty thousand (750,000).

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be seven hundred fifty thousand (750,000).

(c)	Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock in any one Plan Year to any one Participant shall be seven hundred fifty thousand (750,000).

(d)	Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock Units in any one Plan Year to any one Participant shall be seven hundred fifty thousand (750,000).

(e)	Deferred Stock Units: The maximum aggregate grant with respect to Awards of Deferred Stock Units in any one Plan Year to any one Participant shall be seven hundred fifty thousand (750,000).

(f)
Performance Shares, Performance Share Units, or Performance Units: The maximum aggregate Award of Performance Shares, Performance Share Units or Performance Units that a Participant may receive in any one Plan Year shall be seven hundred fifty thousand (750,000) Shares, or equal to the value of seven hundred fifty thousand (750,000) Shares, determined as of the Grant Date.

(g)
Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the greater of five million dollars ($5,000,000) or the value of seven hundred fifty thousand (750,000) Shares, determined as of the Grant Date.

(h)
Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 11.2 in any one Plan Year to any one Participant shall be seven hundred fifty thousand (750,000) Shares.

(i)
Dividend and Dividend-Equivalent Rights. The maximum aggregate amount of dividends and Dividend Equivalent-Rights that any one Participant may accrue in any one Plan Year may not exceed two million dollars ($2,000,000).

(j)
Nonemployee Director Limits: The maximum aggregate number of Shares with respect to Awards pursuant to Section 12 in any one Plan Year to any single Nonemployee Director shall be two hundred thousand (200,000) Shares.

4.4
Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, special cash dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Exercise Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards. Any such adjustment shall be done in a manner consistent with Code Section 409A and, where applicable, Code Section 424. The Committee may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions, including modifications of performance goals and changes in the length of Performance Periods, or as the Committee otherwise determines. The determination of the Committee as to the foregoing adjustments, if any, shall be at the discretion of the Committee and shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 21 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan), subject to compliance with the rules under Code Sections 409A, 422 and 424, to the extent applicable.
Article 5. Eligibility and Participation

5.1	Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

5.2
Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from the Eligible Individuals, those individuals to whom Awards shall be granted. Awards need not be uniform as among Participants.

5.3
Conditions of Participation. By accepting an Award, each Participant agrees in his or her own behalf and in behalf of his or her beneficiaries (1) to be bound by the terms of the Award Agreement and this Plan and (2) that the Committee (or the Board) may amend this Plan and the Award Agreement without any additional consideration to the extent necessary to avoid penalties arising under Code Section 409A, even if those amendments reduce, restrict or eliminate rights or Awards granted under this Plan or an Award Agreement (or both) before those amendments; provided, however, that the Company or the Committee may (but neither is required to) reimburse an affected Participant or his or her beneficiary for any diminution in the value of an Award associated with any such change.

Article 6. Options

6.1
Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Eligible Individuals in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided that ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, unless legitimate business criteria exist (within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E)(1)), an Eligible Individual may only be granted Options to the extent that such individual provides services to the Company or an Affiliate of the Company that is part of the Company’s controlled group for purposes of Code Section 409A.

6.2
Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3
Exercise Price. The Exercise Price for each grant of an Option shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Exercise Price must be at least equal to (a) 100 percent of the FMV of the Shares as determined on the Grant Date, or (b) 110 percent of the FMV of the Shares as determined on the Grant Date in the case of an ISO granted to an individual who owns or who is deemed to own shares possessing more than 10 percent of the total combined voting power of all classes of shares of the Company or any Affiliate, as determined under Code Section 422.

6.4
Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the seventh (7th) anniversary date of the Grant Date.

6.5
Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee (setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares), or by complying with any alternative exercise procedure(s) the Committee may authorize.

6.6
Payment. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Exercise Price. The Exercise Price of any Option shall be payable to the Company in full either: (a) in cash; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other longer period, if any, as the Committee may permit) prior to their tender to satisfy the Exercise Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by “net exercise,” which is the surrender of Shares for which the Option is exercisable to the Company in exchange for a distribution of Shares equal to the amount by which the then Fair Market Value of the Shares subject to the exercised Option exceeds the applicable Exercise Price; (e) by a combination of (a), (b) (c) and/or (d); or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares or Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7
Other Conditions and Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable or desirable. Such conditions and restrictions may include, but shall not be limited to, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8
Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

7.1
Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Eligible Individuals in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. However, unless legitimate business criteria exist (within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E)(1)), an Eligible Individual may only be granted SARs to the extent that such individual provides services to the Company or an Affiliate of the Company that is part of the Company’s controlled group for purposes of Code Section 409A.

7.2
SAR Award Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

7.3
Grant Price. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to 100 percent of the FMV of the Shares as determined on the Grant Date.

7.4
Term of SAR. Each SAR granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no SAR shall be exercisable later than the seventh (7th) anniversary date of the Grant Date.

7.5	Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.6	Settlement of SARs. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7
Other Conditions and Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. Such conditions and restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1
Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Eligible Individuals in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Eligible Individual on the Grant Date.

8.2
Restricted Stock or Restricted Stock Unit Award Agreement. Each Award of Restricted Stock and/or Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

8.3
Other Conditions and Restrictions. The Committee may impose such other conditions and/or restrictions, including restrictive legends, on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable or desirable. Such conditions and restrictions may include, but shall not be limited to, without limitation, a requirement that the Participant pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, acceleration of a Restriction Period based on the achievement of performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such

Shares have been satisfied or lapse. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be settled in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.4
Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, a Participant receiving a Restricted Stock Award will have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Shares that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends or Dividend-Equivalent Rights pursuant to Article 17 of this Plan. Dividends paid out of escrow will be treated as remuneration for employment unless an election has been made under Section 8.5. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. A Participant shall have no dividend rights with respect to any Restricted Stock Units granted hereunder unless the Participant is also granted Dividend-Equivalent Rights.

8.5
Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Deferred Stock Units

9.1
In General. The Committee may, in accordance with the requirements of Code Section 409A, permit an Employee or Director to elect to defer receipt of all or a portion of his annual compensation, annual incentive bonus and/or long-term compensation (other than Options or SARs) (“Deferred Annual Amount”) payable by the Company or an Affiliate and receive in lieu thereof an Award of elective Deferred Stock Units equal to the number which may be obtained by dividing (a) the amount of the Deferred Annual Amount, by (b) the Fair Market Value of a Share on the date such compensation and/or annual bonus would otherwise have been paid (“Deferred Stock Units”). Deferred Stock Units shall be evidenced by a deferral election form (“Deferral Election Form”) containing such terms and conditions not inconsistent with this Plan or Code Section 409A as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. The Deferral Election Form shall serve as the Award Agreement for the Deferred Stock Units.  Upon receipt of a Deferral Election Form, the Company shall establish a notional account for the Participant and will record in such account the number of Shares underlying the Deferred Stock Units awarded to the Participant. No Shares will be issued to the Participant at the time Deferred Stock Units are credited in connection with a Deferral Election Form.

9.2
Rights as a Stockholder. The Committee may, in its discretion, provide in the Deferral Election Form related to a Deferred Stock Unit, that Dividend Equivalent Rights shall be granted with respect to such Deferred Stock Unit, and if Dividend Equivalent Rights are granted, whether such Dividend Equivalent Rights shall be currently paid to, or credited to the account of, a Participant credited with Deferred Stock Units. Unless otherwise provided by the Committee in the Deferral Election Form, (a) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Deferred Stock Units on the record date established for the related dividend or distribution in an amount equal to the number which may be obtained by dividing (i) the value of such dividend or distribution on the record date by (ii) the Fair Market Value of a Share on such date, and such additional Deferred Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Deferred Stock Units with respect to which such dividends or distributions were payable, and (b) if any such dividends or distributions are paid in Shares or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions, if any, as apply to the Deferred Stock Units with respect to which they were paid. A Participant shall not have any rights as a shareholder in respect of Deferred Stock Units awarded pursuant to this Plan (including, without limitation, the right to vote on any matter submitted to the Company’s shareholders) until such time as the Shares attributable to such Deferred Stock Units have been issued to such Participant or his beneficiary.

9.3
Vesting. Unless otherwise provided in the Deferral Election Form related to a Deferred Stock Unit, each Deferred Stock Unit, together with any Dividend-Equivalent Rights credited with respect thereto, shall not be subject to any Restriction Period and shall be non-forfeitable at all times.

9.4
Settlement. Subject to Article 24, and the last sentence of Section 9.1, unless otherwise provided in the Deferral Election Form related to a Deferred Stock Unit, the Company shall issue the Shares underlying any of a Participant’s Deferred Stock Units (and any related Dividend-Equivalent Rights) credited to such Participant’s account under this Plan within ninety (90) days following the date of such Participant’s Termination Event (or such other Code Section 409A-compliant distribution event as may be elected by the Participant in the initial Deferral Election Form in accordance with the rules and procedures of the Committee and Code Section 409A). The Committee may provide, or the Participant may elect, in the Deferral Election Form applicable to any Deferred Stock Unit that, in lieu of issuing Shares in settlement of that Deferred Stock Units, the Fair Market Value of the Shares corresponding to such Deferred Stock Units shall be paid in cash. For each Share received in settlement of Deferred Stock Units, the Company shall deliver to the Participant a certificate representing such Share, bearing appropriate legends, if applicable. Notwithstanding any other provision of this Plan to the contrary, any distribution that complies with Code Section 409A shall be deemed for all purposes to comply with this Plan requirements regarding the time and form of distributions.

9.5
Further Deferral Elections. If permitted by the Committee in the Deferral Election Form, a Participant may, elect to further defer receipt of Shares issuable in respect of Deferred Stock Units in accordance with the requirements of Code Section 409A. Any such redeferral election shall be valid only if: (a) such election does not take effect until at least twelve (12) months after the date on which it is made; (b) in the case of an election not related to a payment on account of Disability, death, or an unforeseeable emergency (within the meaning of Code Section 409A), the distribution is deferred for at least five (5) years from the date such distribution would otherwise have been paid; and (c) any election related to a distribution at a specified time or pursuant to a fixed schedule (within the meaning of Code Section 409A) is made at least twelve (12) months prior to the date on which distributions are otherwise scheduled to be paid. Any redeferral election in accordance with this paragraph shall be irrevocable on the date it is filed with the Committee unless subsequently changed pursuant to this paragraph.

Article 10. Performance Shares, Performance Share Units, and Performance Units

10.1
Grant of Performance Shares, Performance Share Units, and Performance Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Shares, Performance Share Units, and/or Performance Units to Eligible Individuals in such amounts and upon such terms as the Committee shall determine.

10.2
Value of Performance Shares, Performance Share Units, and Performance Units. Each Performance Share and each Performance Share Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Shares, Performance Share Units, and/or Performance Units that will be paid out to the Participant.

10.3
Earning of Performance Shares, Performance Share Units, and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares, Performance Share Units, and/or Performance Units shall be entitled to receive payout on the value and number of Performance Shares, Performance Share Units, and/or Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Performance goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares, Performance Share Units or Performance Units or the vesting or lapse of restrictions with respect thereto, based on the level attained. The Committee may also provide in any such Award that any evaluation of performance against a performance goal may include or exclude events that occur during a Performance Period (including the income tax effects attributable thereto), singularly or in combination.

10.4
Form and Timing of Payment of Performance Shares, Performance Share Units, and Performance Units. Payment of earned Performance Shares, Performance Share Units, and/or Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares, Performance Share Units, and/or Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares, Performance Share Units, and/or Performance Units at the close of the applicable Performance Period, but no later than the fifteenth (15th) day of the third month after the year in which the Performance Period ended. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Article 11. Cash-Based Awards and Other Stock-Based Awards

11.1
Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Eligible Individuals in such amounts and upon such terms as the Committee may determine.

11.2
Other Stock-Based Awards. The Committee, at any time and from time to time, may grant to Eligible Individuals other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3
Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

11.4
Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. The Company may pay earned Cash-Based Awards and Other Stock-Based Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Award at the close of the applicable Performance Period, if any, but no later than the fifteenth (15th) day of the third month after the year in which the Performance Period ended, the award vests (unless a valid deferral election has been made), or the date the payment was otherwise scheduled to be made.

Article 12. Nonemployee Director Awards
The Board or a committee of the Board shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement. Nonemployee Directors, pursuant to this Article 12, may be awarded, or may be permitted to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainer, meeting fees or other fees in Shares, Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Awards as contemplated by this Plan in lieu of cash.
Article 13. Performance-Based Awards and Performance Measures

13.1
Performance-Based Awards. With respect to Performance-Based Awards the vesting, exercisability, lapse of restrictions, payment or grant, as applicable, must be contingent upon the (a) attainment of a pre-established performance goal or measure (or combination thereof) as specified in this Article 13, and (b) certification described in Section 13.4.

13.2
Performance Goals for Performance-Based Awards. The performance goals upon which the payment or vesting of an Award to a Participant that is intended to be a Performance-Based Award shall be based on one or more of the following Performance Measures, or such other performance measures as the Committee may determine from time to time, which will be derived using the accounting principles generally accepted in the United States of America (“GAAP”), to the extent applicable, and will be reported or appear in the Company’s filings with the Securities and Exchange Commission (including, but not limited to, Forms 8-K, 10-Q and 10-K) or the Company’s proxy statement or annual report to shareholders and will be derived from one or more (or any combination of one or more) of the following:

(a)	Earnings (loss) per common share from continuing operations;

(b)	Earnings (loss) per common share;

(c)	Operating profit (loss), operating income (loss), or income (loss) from operations (as the case may be);

(d)	Income (loss) from continuing operations before unusual or infrequent items;

(e)	Income (loss) from continuing operations;

(f)	Income (loss) before income taxes;

(g)	Income (loss) from continuing operations before income taxes;

(h)	Income (loss) from continuing operations before extraordinary item and /or cumulative effect of a change in accounting principle (as the case may be);

(i)	Income (loss) before extraordinary item and/or cumulative effect of a change in accounting principle (as the case may be);

(j)	Net income (loss);

(k)	Income (loss) before other comprehensive income (loss);

(l)	Comprehensive income (loss);

(m)	Income (loss) before interest and income taxes (sometimes referred to as “EBIT”);

(n)	Income (loss) before interest, income taxes, depreciation and amortization (sometimes referred to as “EBITDA”);

(o)
Any other objective and specific income (loss) category or non-GAAP financial measure that appears as a line item in the Company’s filings with the Securities and Exchange Commission or the annual report to shareholders;

(p)	Any of items (c) through (o) on a weighted average Share outstanding basis;

(q)
Either of items (a) or (b) on a basic basis and any of items (c) through (o) on a basic earnings per share basis, as basic earnings per share is defined in FASB ASC 260, Earnings Per Share, including authoritative interpretations or amendments thereof which may be issued from time to time as long as such interpretations or amendments are utilized on the consolidated statements of operations or statement of operations, as applicable, or in the notes to the consolidated financial statements;

(r)
Either of items (a) or (b) on a diluted basis and any of items (c) through (o) on a diluted earnings per share basis, as diluted per share is defined in the FASB ASC 260 - Earnings Per Share including authoritative interpretations or amendments thereof which may be issued from time to time as long as such interpretations or amendments are utilized on the consolidated statements of operations or statement of operations, as applicable, or in the notes to the consolidated financial statements;

(s)	Common share price;

(t)	Total shareholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of shareholders;

(u)
Percentage increase in comparable sales, whether on an absolute basis or relative to those publicly held companies in the Company’s peer group as established by the Committee prior to the Final Pre-Establishment Date or such later date as permitted under the Code;

(v)	Gross profit (loss) or gross margin (loss) (as the case may be);

(w)	Economic value added;

(x)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue):

(y)	Expense targets;

(z)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment):

(aa)	Productivity ratios;

(bb)	Market share;

(cc)	Customer satisfaction;

(dd)	Working capital targets and change in working capital;

(ee)
Any of items (a) through (dd) with respect to any subsidiary, Affiliate, business unit, business group, business venture or legal entity, including any combination thereof, or controlled directly or indirectly by the Company whether or not such information is included in the Company’s annual report to shareholders, proxy statement or notice of annual meeting of shareholders;

(ff)	Any of items (a) through (dd) above may be determined before or after a minority interest’s share as designated by the Committee;

(gg)
Any of items (a) through (dd) above with respect to the period of service to which the performance goal relates whether or not such information is included in the Company’s SEC filings, annual report to shareholders, proxy statement or notice of annual meetings of shareholders;

(hh)
Total shareholder return ranking position meaning the relative placement of the Company’s total shareholder return (as determined in (t) above) compared to those publicly held companies in the Company’s peer group as established by the Committee prior to the Final Pre-Establishment Date or such later date as permitted under the Code; or

(ii)
With respect to items (a), (b), (p), (q) and (r) above, other terminology may be used for each such performance criteria (including, but not limited to, “Basic EPS,” “income (loss) per common share,” “diluted EPS,” or “earnings per common share-assuming dilution”) as contemplated by ASC 260 - Earnings Per Share, as amended, revised or superseded.

To avoid a circular reference, the Committee may establish any of the performance measures above computed without taking into account an amount reflected therein related to Awards granted under this Plan. The Committee shall explicitly state such exclusion of Awards when establishing the material terms of the performance measure. If the performance measure (considered without this exclusion of Awards) reflects an income tax effect of Awards, this exclusion should reflect the corresponding income tax effects attributable thereto.

13.3
Evaluation of Performance. The Committee, in its sole discretion, in setting the performance goals, may provide in any Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period (including the income tax effects attributable thereto), singularly or in combination, to the goals/targets (in Section 13.2) in recognition of the following categories (or any particular item(s) within the following categories or portion(s) thereof):

(a)	Asset impairments as described in ASC 360 - Property, Plant, & Equipment, as amended, revised or superseded;

(b)	Costs associated with exit or disposal activities as described by ASC 420 - Exit or Disposal Cost Obligations, as amended, revised or superseded;

(c)	Impairment charges (excluding the amortization thereof) related to goodwill or other intangible assets, as described by ASC 350 - Intangibles - Goodwill and Other, as amended, revised or superseded;

(d)
Integration costs related to all merger and acquisition activity of the Company and/or its Affiliates, including, without limitation, any merger, acquisition, reverse merger, triangular merger, tender offer, consolidation, amalgamation, arrangement, security exchange, business combination or any other purchase or sale involving the Company and/or its Affiliates (or foreign equivalent of any of the foregoing);

(e)
Transaction costs related to all merger and acquisition activity of the Company and/or its Affiliates, including, without limitation, any merger, acquisition, reverse merger, triangular merger, tender offer, consolidation, amalgamation, arrangement, security exchange, business combination or any other purchase or sale involving the Company and/or its Affiliates (or foreign equivalent of any of the foregoing);

(f)	Any profit or loss attributable to the business operations of a specified segment as described in ASC 280 - Segment Reporting, as amended, revised or superseded;

(g)
Any profit or loss attributable to a specified segment as described in ASC 280 - Segment Reporting, as amended, revised or superseded, acquired during the Performance Period or an entity or entities acquired during the Performance Period to which the performance goal relates;

(h)	Any Tax settlement(s) with a Tax authority;

(i)	The relevant Tax effect(s) of Tax laws or regulations, or amendments thereto, that become effective after the beginning of the Performance Period;

(j)	Any unusual in nature, or infrequent in occurrence items, events or transactions described in ASC 225-20 - Income Statement -Unusual or Infrequently Occurring Items, as amended, revised or superseded;

(k)	Any other non-recurring items, any events or transactions that do not constitute ongoing operations, or other non-GAAP financial measures (not otherwise listed);

(l)	Any change in accounting principle as described in ASC 250-10 Accounting Changes and Error Corrections, as amended, revised or superseded;

(m)	Unrealized gains or losses on investments in debt and equity securities as described in ASC 320 - Investments - Debt and Equity Securities, as amended, revised or superseded;

(n)	Any gain or loss recognized as a result of derivative instrument transactions or other hedging activities as described in ASC 815 - Derivatives and Hedging, as amended, revised or superseded;

(o)	Shares-based compensation charges as described in ASC 718 - Compensation - Stock Compensation and ASC 505-50 Equity-Based Payments to Non-Employees, as amended, revised or superseded;

(p)	Any gain or loss as reported as a component of other comprehensive income as described in ASC 220 - Comprehensive Income, as amended, revised or superseded;

(q)	Any expense (or reversal thereof) as a result of incurring an obligation for a direct or indirect guarantee, as described in ASC 460 - Guarantees, as amended, revised or superseded;

(r)	Any gain or loss as the result of the consolidation of a variable interest entity as described in ASC 810 - Consolidation, as amended, revised or superseded;

(s)
Any expense, gain or loss (including, but not limited to, judgments, interest on judgments, settlement amounts, attorneys’ fees and costs, filing fees, experts’ fees, and damages sustained as a result of the imposition of injunctive relief) as a result of claims, litigation, judgments or lawsuit settlement (including collective actions or class action lawsuits);

(t)	Any charges associated with the early retirement of debt obligations; or

(u)	The relevant tax effect(s) of tax laws or regulations, or amendments thereto, that become effective after the beginning of the applicable Performance Period.

13.4
Certification of Performance. No Performance-Based Award shall vest, have restrictions lapse or be payable, as the case may be, any earlier than the Committee certifies in writing the extent or level of achievement (if at all) to which the objective performance goals (and other material terms) applicable to the Performance Period were satisfied.

13.5
Death, Disability or Other Circumstances. The Committee may provide in the Award Agreement that an Award intended to qualify as a Performance-Based Award under this Article 13 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change in Control, or under other circumstances.

13.6
Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 14. Transferability of Awards
During a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant (or by the Participant’s legal representative in the event of the Participant’s incapacity). Unless otherwise determined by the Committee, Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.
Article 15. Impact of Termination Event on Awards

15.1
In General. Except as otherwise set forth in this Plan or determined by the Committee and set forth in the Award Agreement, upon a Participant’s Termination Event with or to the Company or an Affiliate, for any reason whatsoever, except as otherwise set forth in this Article 15, in an Award Agreement or, with the consent of such individual, as determined by the Committee at any time prior to or after such termination, Awards granted to such Participant will be treated as follows:

(a)
Any Options and SARs will (i) to the extent not vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, terminate on the date of such termination, and (ii) to the extent vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, remain exercisable for a period of ninety (90) days following the date of such termination (but in no event beyond the maximum term of such Award); provided, however, that a Participant may not exercise an ISO more than three (3) months following the date of such termination for any reason other than death or Disability (but in no event beyond the maximum term of such Award). Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an ISO) or SAR (i) the exercise of the Option or SAR is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain Employees or Nonemployee Directors due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or SAR shall be automatically extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(b)	Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will be immediately forfeited.

(c)	Any Performance Shares, Performance Share Units, or Performance Units will be immediately forfeited and terminate.

(d)	Any other Awards, including, but not limited to, Cash-Based Awards and Other Stock-Based Awards, to the extent not vested will be immediately forfeited and terminate.

15.2
Upon Termination Event in Connection with Death or Disability. Except as otherwise provided in an Award Agreement, upon a Termination Event in connection with a Participant’s death or Disability, Awards granted to a Participant will be treated as follows:

(a)
Any Options and SARs will (i) to the extent not vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, immediately vest on the date of such termination, and remain exercisable for a period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award).

(b)	Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will immediately vest on the date of such termination.

(c)	Any unvested portion of any Performance Shares, Performance Share Units, or Performance Units will immediately vest on the date of such termination at the target number of Shares or units.

(d)	Any other Awards, including, but not limited to, Cash-Based Awards and Other Stock-Based Awards, to the extent not vested will be immediately forfeited and terminate.

15.3
Upon Termination Event in Connection with Retirement. Except as otherwise provided in an Award Agreement, upon a Termination Event in connection a Participant’s Retirement, other than with respect to Qualified Performance-Based Awards, Awards granted to a Participant will be treated as follows:

(a)
Any Options and SARs will, to the extent not vested and exercisable as of the date of such Termination Event with or to the Company or an Affiliate, immediately vest on the date of such termination, and remain exercisable for a period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award); provided, however, that a Participant may not exercise an ISO more than three (3) months following the date of such termination (but in no event beyond the maximum term of such Award).

(b)	Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will immediately vest on the date of such termination.

(c)	Any Performance Shares, Performance Share Units, or Performance Units will be immediately forfeited and terminate.

(d)	Any other Awards, including, but not limited to, Cash-Based Awards and Other Stock-Based Awards, to the extent not vested will be immediately forfeited and terminate.

15.4
Upon Termination Event in Connection with a Change in Control. Except as otherwise provided in an Award Agreement, upon a Termination Event in connection with a change in control, Awards granted to a Participant will be treated as set forth in Article 20.

15.5
Bona Fide Leave. Notwithstanding the fact that a Participant’s employment ostensibly terminates and except as otherwise provided in an Award Agreement, if the Participant is on a bona fide leave of absence, as defined in Treas. Reg. Section 1.409A-1(h)(1), then the Participant will be treated as having a continuing employment relationship (and not as having terminated employment for purposes of this Plan) so long as the period of the leave does not exceed six (6) months, or if longer, so long as the Participant retains a right to reemployment with the Company or an Affiliate under an applicable statute or by contract.

15.6
Change in Participant Status. If a Participant changes status from an Employee, Director, or Third Party Service Provider to an Employee, Director, and/or Third Party Service Provider, without interruption, the Committee, in its sole discretion, may permit any Award held by such Participant at the time of such change in status to be unaffected by such status change; provided, however, that an ISO held by an Employee shall be treated as a NQSO on the first (1st) day that is three (3) months after the date that the Participant ceases to be an Employee.

Article 16. Substitution Awards
Awards may be granted under this Plan from time to time in substitution for stock options and other awards held by employees or directors of other entities who are about to become Employees, whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company or its Affiliate with another corporation, or the acquisition by the Company or its Affiliate of substantially all the assets of another corporation, or the acquisition by the Company or its Affiliate of at least 50 percent of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which they are granted to ensure that the requirements imposed under Code Section 409A and 424, to the extent applicable, are satisfied.
Article 17. Dividend-Equivalent Rights
Any Participant selected by the Committee may be granted Dividend-Equivalent Rights (in connection with any Award other than an Option or SAR) based on the dividends declared on Shares that are subject to the Award to which they relate, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend-Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, if any Award for which Dividend-Equivalent Rights have been granted has its vesting or grant dependent upon the achievement of one or more performance goals, then the Dividend-Equivalent Rights shall accrue and only be paid to the extent the Award becomes vested. Under no circumstances may Dividend-Equivalent Rights be granted for any Option or SAR.
Article 18. Beneficiary Designation
Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.
Article 19. Rights of Participants

19.1
Employment/Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Participant’s employment or service on the Board or to the Company or its Affiliates at any time or for any reason, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any of its Affiliates and, accordingly, subject to Article 3 and Article 21, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or its Affiliates. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship.

19.2	Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

19.3
Rights as a Shareholder. Except as otherwise provided herein or in an Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 20. Change in Control

20.1
Impact of Event. The Committee may provide in an Award Agreement terms under which Awards may vest and, as applicable, be exercisable or payable in the event of a Change in Control or in the event of a Participant’s Termination Event with, upon or within a specified time period after a Change in Control. In addition, in the event of a Change in Control, the Committee may take one or more of the following actions with respect to any or all outstanding Awards:

(a)
Require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Shares as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Shares subject to the Participant’s unexercised Options and SARs exceeds the

Exercise Price of the Options or the Grant Price of the SARs, as applicable, including for no consideration if the then Fair Market Value does not exceed the Exercise Price or Grant Price;

(b)
Determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving entity (or a parent or subsidiary of the surviving entity), and other outstanding Awards that remain in effect after the Change in Control shall be converted to similar grants of the surviving entity (or a parent or subsidiary of the surviving entity);

(c)
After giving Participants an opportunity to exercise their outstanding Options and SARs, whether vested or unvested, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate;

(d)	Provide that any Options and SARs outstanding as of the date of such Change in Control and not then exercisable become fully exercisable to the full extent of the original grant;

(e)
Provide that all remaining Restriction Periods be accelerated and any remaining restrictions applicable to any Restricted Stock Awards lapse and such Restricted Stock become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

(f)
Provide that all remaining Restriction Periods be accelerated and any remaining restrictions applicable to any Restricted Stock Units lapse and such Restricted Stock Units become free of all restrictions and become fully vested and redeemed to the full extent of the original grant (i.e., the Restriction Period lapse);

(g)
Provide that any performance goal or other condition with respect to any Performance Units, Performance Shares, and Performance Share Units be deemed to have been satisfied in full, and the Shares or cash subject to such Award be fully distributable;

(h)
Provide that any remaining restrictions, performance goals or other conditions with respect to any Deferred Stock Units lapse and such Deferred Stock Unit be deemed to have been satisfied in full, and the Shares or cash subject to such Award be fully distributable; and

(i)	Provide that any Cash-Based Awards and Other Stock-Based Awards outstanding as of the date of such Change in Control and not then vested shall vest to the full extent of the original grant.
Notwithstanding the foregoing, with respect to any Award that provides for the deferral of compensation and is subject to Code Section 409A, unless the Committee determines otherwise in the Award Agreement, such Award shall be paid, distributed or settled, as applicable: (i) on the occurrence of a Change in Control if that Change in Control constitutes a “change in control event” within the meaning of Code Section 409A; or (ii) in accordance with the terms provided in the Award Agreement if that Change in Control does not constitute a “change in control event” within the meaning of Code Section 409A.
Article 21. Amendment, Modification, Suspension, and Termination

21.1
Amendment, Modification, Suspension, and Termination. Subject to Section 21.3 and Section 21.5, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and/or any Award Agreement in whole or in part; provided, however, that no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

21.2
Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Except to the extent prohibited under Code Sections 409A and 424, to the extent applicable, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (other than those described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

21.3
Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 21.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

21.4
Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (a) conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A to the extent applicable), and to the administrative regulations and rulings promulgated thereunder; (b) permitting the Company or its Affiliates to receive a tax deduction under applicable law; or (c) avoiding an expense charge to the Company or its Affiliates. By accepting an Award under this Plan, a Participant consents to any amendment made pursuant to this Section 21.4 to any Award granted under this Plan without further consideration or action.

21.5
Repricing Prohibition. Except to the extent (a) approved by the Company’s shareholders, or (b) provided in Section 4.4, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price or the Grant Price of any outstanding Option or SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted.

21.6
Reload Prohibition. Regardless of any other provision of this Plan, no Participant will be entitled to (and no Committee discretion may be exercised to extend to any Participant) an automatic grant of additional Awards in connection with the exercise of an Option or otherwise.

Article 22. Withholding

22.1
Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, up to the maximum statutory amount to satisfy federal, state, provincial, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. As soon as practicable after the date as of which the amount first becomes includible in the gross income of the Participant (but no later than the last business day of the calendar quarter during which the amount first becomes includible in gross income), the Participant shall pay to the Company or an Affiliate (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of any federal, state, provincial, or local taxes of any kind (including any employment taxes) required by law to be withheld with respect to such income. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

22.2
Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, unless the Participant has elected, with the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by paying the taxes in cash or transferring to the Company Shares owned by the Participant that would satisfy the statutory total tax (but no more than such maximum) with respect to the Company’s withholding obligation, the Participant shall be deemed to have elected to have the Company withhold a number of Shares that would satisfy the statutory total tax (but no more than such maximum) that could be imposed on the transaction. All such elections shall be irrevocable, made by the Participant in a manner approved by the Committee, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 23. Successors
All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon each Participant’s heirs, legal representatives, and successors.
Article 24. General Provisions

24.1
Recovery of Compensation. Any Award issued under this Plan will be subject to any clawback policy developed by the Board or the Committee that is consistent with applicable law, whether such Award was granted before or after the effective date of any such clawback policy.

24.2	Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

24.3
Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

24.4
Severability. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

24.5
Compliance with Legal and Exchange Requirements. This Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under this Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any stock exchange on which the Shares are listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under this Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of this Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its Affiliates, or the directors or officers of any such entities, shall have any obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

24.6
No Limitation on Compensation. Nothing in this Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under this Plan.

24.7
Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

24.8
Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company or its Affiliates operate or have Employees, Directors or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates shall be covered by this Plan;

(b)	Determine which Employees, Directors and/or Third Party Service Providers outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Directors and/or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 24.8 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

24.9
Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

24.10
Unfunded Plan. It is intended that this Plan be an “unfunded” plan for incentive compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan and Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or its Affiliates may make to aid it in meeting its obligations under this Plan.

24.11
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated (i.e., rounded down to the nearest whole Share).

24.12
No Impact on Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.

24.13	Compliance with Code Section 409A.

(a)
In General. This Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Code Section 409A. All Award Agreements shall be construed and administered such that the Award either (i) qualifies for an exemption from the requirements of Code Section 409A or (ii) satisfies the requirements of Code Section 409A. To the extent that any provision of this Plan or an Award Agreement would cause a conflict with the requirements of Code Section 409A, or would cause the administration of this Plan or an Award to fail to satisfy the requirements of Code Section 409A, such provision shall be deemed amended to the extent practicable to avoid adverse tax consequences under Code Section 409A for the Participant (including his or her beneficiaries). In no event shall a Participant, directly or indirectly, designate the calendar year in which payment, distribution or settlement, as applicable, of an Award subject to Code Section 409A is made, except in accordance with Code Section 409A. Notwithstanding any provision in this Plan to the contrary, neither the Company nor the Committee shall have any liability to any person in the event such Code Section 409A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries.

(b)
Six-Month Delay for Specified Employees. Notwithstanding anything in this Plan or an Award Agreement to the contrary, if a Participant is a “specified employee,” within the meaning of Code Section 409A and as determined under the Company’s policy for determining specified employees, on the date of his “separation from service”, within the meaning of Code Section 409A, the distribution, payment or settlement, as applicable, of all of Participant’s Awards that are both (i) subject to Code Section 409A and (ii) distributable, payable or settleable, as appropriate, on account of a separation from service, shall be postponed for six (6) months following the date of the Participant’s separation from service. If a distribution, payment or settlement, as applicable, is delayed pursuant to this paragraph, the distribution, payment or settlement, as applicable, shall be made within the thirty (30)-day period following the first (1st) business day of the seventh (7th) month following the Participant’s separation from service; provided that if the Participant dies during such six (6)-month period, any postponed amounts shall be paid within ninety (90) days of the Participant’s death. This distribution, payment or settlement, as applicable, shall include the cumulative amount of any amount that could not be paid or provided during such period.

(c)
Elective Deferrals. No Participant elective deferrals or re-deferrals of compensation (as defined under Code Section 409A and/or guidance thereto) other than in regard to Deferred Stock Units are permitted under this Plan. Instead, any such elective deferrals of compensation shall only be permitted pursuant to the Company’s nonqualified deferred compensation plan. To the extent elective deferrals or re-deferrals are permitted under this Plan, such elections shall be made in accordance with the requirements of Code Section 409A and the rules, procedures and forms specified from time to time by the Committee.

(d)
Mandatory Deferrals. If, at the grant of an Award under this Plan, the Committee decides that the payment of compensation with respect to such Award shall be deferred compensation within the meaning of Code Section 409A, then, the Committee shall set forth the time and form of payment in the Award Agreement in a manner consistent with Code Section 409A.

(e)	Timing of Payments. Payment(s) of compensation that is subject to Code Section 409A shall only be made in the form and upon an event or at a time permitted under Code Section 409A.

24.14
Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

24.15
No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

24.16
Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

24.17
Offset. Subject to the requirements of Code Section 409A, if applicable, (a) any amounts owed to the Company or an Affiliate by a Participant of whatever nature up to the fullest extent permitted by applicable law may be offset by the Company from the value of any Award to be transferred to the Participant, and (b) no Shares, cash or other thing of value under this Plan or an Award Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company and its Affiliates. However, no waiver of any liability (or the right to apply the offset described in this Section 24.17 may be inferred because the Company pays an Award to a Participant with an outstanding liability owed to the Company or an Affiliate.

24.18
Governing Law. This Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. This Plan shall be construed to comply with all applicable law and to avoid liability (other than a liability expressly assumed under this Plan or an Award Agreement) to the Company, an Affiliate or a Participant. Recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts located in Harris County, Texas, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

24.19
Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (a) deliver by email or other electronic means (including posting on a web site maintained by the Company or an Affiliate or by a third party under contract with the Company or an Affiliate) all documents relating to this Plan or any Award thereunder (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed by the Committee.

24.20
No Representations or Warranties Regarding Tax Affect. Notwithstanding any provision of this Plan to the contrary, the Company, its Affiliates, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

24.21
Indemnification. To the maximum extent permitted under applicable law and the Company’s articles of incorporation and bylaws, each person who is or shall have been a member of the Board, a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any (a) loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

24.22
No Obligation to Disclose Material Information. Except to the extent required by applicable securities laws, none of the Company, an Affiliate, the Committee, or the Board shall have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise or distribution of an Award. The Company makes no representation or warranty as to the future value of the Shares that may be issued or acquired under this Plan.

24.23
Entire Agreement. Except as expressly provided otherwise, this Plan and any Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and any Award Agreement, the terms and conditions of this Plan shall control.

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STAGE STORES INC. VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 5, 2019.

Online
Go to **www.envisionreports.com/SSI** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SSI

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR all the nominees and FOR Items 2, 3 and 4.

ITEM 1 – ELECTION OF DIRECTORS:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.1 - Alan J. Barocas	☐	☐	☐	1.2 - Elaine D. Crowley	☐	☐	☐	1.3 - Diane M. Ellis	☐	☐	☐
1.4 - Michael L. Glazer	☐	☐	☐	1.5 - Earl J. Hesterberg	☐	☐	☐	1.6 - Lisa R. Kranc	☐	☐	☐
1.7 - William J. Montgoris	☐	☐	☐								

	For	Against	Abstain
ITEM 2 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.	☐	☐	☐
ITEM 3 - RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2019.	☐	☐	☐
ITEM 4 - APPROVE ADOPTION OF AMENDED AND RESTATED 2017 LONG-TERM INCENTIVE PLAN.	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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7 3 D M

03ISVB

2019 Annual Meeting Admission Ticket

2019 Annual Meeting of
Stage Stores, Inc. Shareholders

Thursday, June 6, 2019, 1:00 p.m. Local Time

Stage Stores Corporate Headquarters
2425 West Loop South
Houston, TX 77027

Upon arrival, please present this Admission Ticket
and photo identification at the registration desk.

Admittance may be denied without an Admission Ticket. For security purposes, briefcases, bags, purses, backpacks and other containers will be subject to search at the door.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SSI

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stage Stores, Inc.

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Notice of 2019 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 6, 2019

The individual(s) signing on the reverse side of this proxy card as shareholder or as attorney, executor, administrator, trustee or guardian of the shareholder hereby appoints Michael L. Glazer and Jason Curtis, or either of them, each with the power of substitution, as proxies for the shareholder to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Stage Stores, Inc. to be held at the Company's headquarters in Houston, Texas on Thursday, June 6, 2019 at 1:00 p.m. local time, or at any postponement or adjournment thereof.

When properly executed, shares represented by this proxy will be voted in the manner specified by the shareholder. If no such directions are indicated, the proxies will have authority to vote the shares FOR all nominees in Item 1 and FOR Items 2, 3 and 4.

If any other matter properly comes before the Annual Meeting of Shareholders, or if a nominee in Item 1 is unable to serve or for good cause will not serve, the proxies will vote on that matter or for a substitute nominee as recommended by the Board of Directors.

The shareholder acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders, the Proxy Statement for the June 6, 2019 meeting, and the Annual Report on Form 10-K for the fiscal year ended February 2, 2019.

(Items to be voted appear on reverse side.)

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

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